UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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[   ]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

KENSEY NASH CORPORATION _______________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)
_______________________________________________________________________________________ (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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55 East Uwchlan Avenue
Exton, Pennsylvania 19341

May 12, 2004

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to a special meeting of stockholders of Kensey Nash Corporation. The special meeting will be held on Monday, June 28, 2004, beginning at 10:00 a.m., local time, at the offices of Kensey Nash Corporation, 55 East Uwchlan Avenue, Exton, Pennsylvania 19341. The formal notice of the special meeting appears on the next page.

The purpose of the special meeting is to vote on a proposal to approve the Fourth Amended and Restated Kensey Nash Corporation Employee Incentive Compensation Plan. The attached Notice of Special Meeting of Stockholders and Proxy Statement provide detailed information about this matter.

It is important that your views be represented whether or not you are able to be present at the special meeting. Please sign and date the enclosed proxy card and promptly return it to us in the postage-prepaid envelope. If you sign and return your proxy card without specifying your choice, it will be understood that you wish to have your shares voted in accordance with the recommendation of the Board of Directors contained in the Proxy Statement.

We are gratified by your continued interest in Kensey Nash Corporation and urge you to return your proxy card as soon as possible.

Sincerely,

Joseph W. Kaufmann
President and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 28, 2004

To the Stockholders of
Kensey Nash Corporation:

A Special Meeting of Stockholders of Kensey Nash Corporation (the "Company") will be held at 10:00 a.m., local time, on Monday, June 28, 2004, at the offices of Kensey Nash Corporation, 55 East Uwchlan Avenue, Exton, Pennsylvania 19341, for the following purposes:

     1.     To consider and approve the Fourth Amended and Restated Kensey Nash Corporation Employee Incentive Compensation Plan, which amends the plan to increase the number of options available for grant under the plan from 3,200,000 to 4,050,000 and to prohibit the repricing of options granted under the plan;

     2.     To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on April 30, 2004 as the record date for determining stockholders entitled to notice of, and to vote at, the meeting.

                    By Order of the Board of Directors,

                    Joseph W. Kaufmann
                    President and Secretary

Exton, Pennsylvania
May 12, 2004

All stockholders are urged to attend the meeting in person or by proxy. Whether or not you expect to be present at the meeting, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed postage prepaid envelope furnished for that purpose.

Kensey Nash Corporation
55 East Uwchlan Avenue
Exton, Pennsylvania 19341
(610) 524-0188

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors of Kensey Nash Corporation, a Delaware corporation (the "Company"), for use at its Special Meeting of Stockholders (the "Special Meeting") to be held at 10:00 a.m., local time, Monday, June 28, 2004, at the offices of Kensey Nash Corporation, 55 East Uwchlan Avenue, Exton, Pennsylvania 19341, and any adjournments or postponements thereof. This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about May 12, 2004.

Voting Securities --- The Board of Directors has fixed the close of business on April 30, 2004, as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. As of the Record Date, the Company had outstanding 11,471,746 shares of its Common Stock. Each of the outstanding shares of Common Stock is entitled to one vote on all matters to come before the Special Meeting.

Proxies --- Joseph W. Kaufmann and Douglas G. Evans, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors of the Company to serve in such capacity. Messrs. Kaufmann and Evans are officers and directors of the Company. Each executed and returned proxy will be voted in accordance with the direction indicated thereon, or if no direction is indicated, such proxy will be voted in accordance with the recommendation of the Board of Directors contained in this Proxy Statement. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by the Secretary of the Company of either (1) an instrument revoking the proxy, or (2) a duly executed proxy bearing a later date. Additionally, a stockholder may change or revoke a previously executed proxy by voting in person at the Special Meeting, but attendance at the Special Meeting will not by itself revoke a proxy.

Quorum --- The required quorum for the transaction of business at the Special Meeting will be a majority of the outstanding shares of Common Stock entitled to vote on the Record Date.

Required Vote --- A majority of the votes of the shares present in person or represented by proxy and entitled to vote is required to approve the Fourth Amended and Restated Kensey Nash Corporation Employee Incentive Compensation Plan (the "Employee Plan"). Abstentions will have the same effect as votes against this proposal.

Broker Non-Votes --- Under the rules of the National Association of Securities Dealers, Inc., member brokers generally may not vote shares held by them in street name for customers unless they are permitted to do so under the rules of any national securities exchange of which they are a member. Under the rules of the New York Stock Exchange, Inc. ("NYSE"), member brokers who hold shares in street name for customers have the authority to vote on certain "routine" items in the event that they have not received instructions from beneficial owners. When a proposal is not a "routine" matter and a brokerage firm has not received voting instructions from the beneficial holder of the shares with respect to that proposal, the brokerage firm may not vote the shares for that proposal. This is called a "broker non-vote." The approval of the Employee Plan is not considered a "routine" matter. As a result, NYSE member brokers who do not receive instructions from their customers will not be entitled to vote on the proposal to approve the Employee Plan and will have no effect on the voting on this proposal. Broker non-votes will, however, be included for purposes of determining whether a quorum is present at the Special Meeting.

Stockholder List --- A list of stockholders entitled to vote at the Special Meeting, arranged in alphabetical order, showing the address and number of shares registered in the name of each stockholder, will be open to the examination of any stockholder for any purpose germane to the Special Meeting during ordinary business hours commencing May 10, 2004, and continuing through the date of the Special Meeting at the offices of the Company, 55 East Uwchlan Avenue, Exton, Pennsylvania 19341.

PROPOSAL 1
APPROVAL OF THE AMENDED AND RESTATED EMPLOYEE PLAN

The Company's Board of Directors has adopted, and proposes that the Company's stockholders approve, the Fourth Amended and Restated Employee Plan (the "Amended and Restated Employee Plan") to (1) provide for an increase in the number of shares of the Company's Common Stock authorized for issuance under the Employee Plan by 850,000 shares to 4,050,000 shares, and (2) prohibit the repricing of stock options. If the Amended and Restated Employee Plan is approved, all other terms of the Employee Plan will be unaffected. It is contemplated that a substantial portion of the future awards under the Amended and Restated Employee Plan, particularly for executive officers, will be made in the form of restricted stock, rather than stock options as has been the Company's previous practice.

A proposal to approve a Fourth Amended and Restated Employee Plan was previously submitted for stockholder approval at the Company's Annual Meeting of Stockholders held on December 3, 2003. This prior proposal would have increased the number of shares authorized for issuance under the Employee Plan by 1,000,000, while the current proposal will, if approved, increase the number of shares authorized for issuance by 850,000. The prior proposal failed to receive the requisite number of affirmative votes for passage. The Company's Board of Directors continues to believe, however, that the Amended and Restated Employee Plan is in the best interests of the Company and its stockholders for the reasons discussed below.

The Board of Directors desires to maintain the Employee Plan and provide the Employee Plan with additional shares because it believes that the well recognized benefits of incentive compensation plans outweigh any burden on, or dilution of, the Company's stockholders attendant to the award of stock options, shares of restricted stock or other types of awards, and include (1) attraction and retention of key employees; (2) the encouragement of the acquisition by key employees of a proprietary interest in the Company; (3) the ability to fashion attractive incentive awards based upon the performance of the Company and the price for its Common Stock; and (4) better alignment of the interests of directors, officers, employees and consultants with the interests of the Company's stockholders.

The Board of Directors recommends that the stockholders vote in favor of the Amended and Restated Employee Plan.

Background

Effective April 1, 1995, the Board of Directors adopted the Employee Plan pursuant to which 900,000 shares of Common Stock were authorized to be issued on the terms set forth in the Employee Plan. On December 4, 1996, August 28, 1998 and October 19, 2000, the Company's Board of Directors proposed, and the stockholders subsequently approved at an annual meeting, to reserve an additional 300,000, 1,000,000 and 1,000,000 shares of Common Stock, respectively, for issuance under the Employee Plan. The most recent increase approved by stockholders of the Company increased the total number of shares authorized for issuance under the Employee Plan to 3,200,000 shares.

As of April 30, 2004, options to purchase a total of 1,921,665 shares of the Company's common stock, at a weighted average exercise price of $12.88, were outstanding, and options to purchase a total of 1,266,753 shares of the Company's Common Stock had previously been exercised under the Employee Plan. As a result, only 11,582 shares remained available for new awards under the Employee Plan. Consequently, the Board of Directors adopted the Amended and Restated Employee Plan (subject to stockholder approval) to authorize an additional 850,000 shares of the Company's Common Stock, representing approximately 7.4% of the shares of the Company's Common Stock outstanding as of April 30 2004, for awards under the Employee Plan. The Compensation Committee of the Company's Board of Directors (the "Compensation Committee") intends to cause the Company to issue awards to the Company's executive officers and other employees immediately following approval of the Amended and Restated Employee Plan at the Special Meeting. The Compensation Committee has not yet made any stock option or other equity awards to the Company's executive officers in fiscal 2004 due to the limited number of shares currently available under the Third Amended and Restated Kensey Nash Corporation Employee Incentive Compensation Plan.

Stockholder approval of the Amended and Restated Employee Plan is sought to continue (1) to meet the requirements of the NASDAQ National Market, (2) to qualify certain compensation under the Employee Plan as performance-based compensation that is tax deductible without limitation under Section 162(m) of the Internal Revenue Code of 1986 (the "Code") and (3) to qualify certain stock options granted under the Employee Plan as incentive stock options. Furthermore, Section 13.1 of the Employee Plan provides that no amendment to the Employee Plan shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement.

Terms of the Amended and Restated Employee Plan

The following brief summary of certain features of the Amended and Restated Employee Plan is qualified in its entirety by reference to the full text of the Amended and Restated Employee Plan, copies of which will be furnished by the Company without charge upon written request.

Types of Awards Available Under the Amended and Restated Employee Plan. The Amended and Restated Employee Plan is a flexible plan that provides the Compensation Committee broad discretion to fashion the terms of the awards to provide eligible recipients with such stock-based and performance-related incentives as the Compensation Committee deems appropriate. The Amended and Restated Employee Plan permits the issuance of awards in a variety of forms, including (1) nonqualified and incentive stock options for the purchase of Common Stock, (2) stock appreciation rights, (3) restricted stock, (4) deferred stock, (5) bonus stock and awards in lieu of obligations, (6) dividend equivalents, (7) other stock-based awards, (8) performance awards and (9) cash incentive awards.

Eligibility. The persons eligible to participate in the Amended and Restated Employee Plan are directors, officers, employees and consultants of the Company or any subsidiary of the Company who, in the opinion of the Compensation Committee, contribute to the growth and success of the Company or its subsidiaries. The purpose of the Amended and Restated Employee Plan is to promote the overall financial objectives of the Company and its stockholders by motivating eligible participants to achieve long-term growth in stockholder equity in the Company and to retain the association of these individuals. As of April 30, 2004, the Company had six non-employee directors, four executive officers, approximately 274 other employees and five consultants eligible to participate in the Amended and Restated Employee Plan.

Release of Shares. At the discretion of the Compensation Committee, shares of Common Stock subject to an award under the Amended and Restated Employee Plan that remain unissued upon termination of such award, are forfeited or are received by the Company as consideration for the exercise or payment of an award, the shares otherwise subject to the award may again be available for grant by the Compensation Committee. In the event of a stock dividend, stock split, recapitalization, sale of substantially all of the assets of the Company, reorganization or other similar event, the Compensation Committee will make appropriate adjustments to the aggregate number of shares of Common Stock subject to the Amended and Restated Employee Plan and the number, class and price of shares subject to outstanding awards.

Stock Options. Stock options granted under the Amended and Restated Employee Plan may be either incentive stock options qualified under Section 422 of the Code ("ISOs") or non-qualified stock options ("NQSOs"). The exercise period for any stock option granted under the Amended and Restated Employee Plan will be determined by the Compensation Committee, provided that no stock option shall be exercisable more than 10 years after the date such stock option is granted or 5 years from the date of grant in the case of an ISO granted to a 10% or more stockholder of the Company. The exercise price for options granted under the Amended and Restated Employee Plan will be determined by the Compensation Committee, provided that the option price per share may not be less than the fair market value per share on the date the stock option is granted. If an option is intended to qualify as an ISO that is to be granted to a party that is a 10% or more stockholder of the Company, the exercise price per share may not be less than 110% of the fair market value per share of the Company's Common Stock on the grant date. The exercise price of an option may be paid (i) in cash, (ii) by delivering Common Stock of the Company already owned by the recipient for a period of 6 months prior to such payment and having a fair market value on the date of delivery equal to the exercise price, or (iii) in such other manners as provided in the Amended and Restated Employee Plan. In addition, the Compensation Committee may, in its discretion, authorize the Company to (1) lend to a recipient a portion of the exercise price of an option, or (2) guarantee a loan obtained by a recipient on a full recourse basis from a third-party for the purpose of paying the exercise price. No such loan or guarantee shall exceed 24 months or obligate the Company for an amount to exceed the lesser of the aggregate fair market value per share of the Common Stock on the date of exercise of the option, less the par value of the shares of Common Stock to be purchased upon exercise of the stock option, or an amount permitted under applicable laws or the regulations, the rules of the Federal Reserve Board and any other governmental agency having jurisdiction. Under the Sarbanes-Oxley Act of 2002, the Company may no longer make any such loan to an executive officer or director of the Company.

Stock Appreciation Rights. Stock appreciation rights may be granted alone or in conjunction with a stock option grant. If a stock appreciation right is granted in conjunction with a stock option, the term of the stock appreciation right shall be the same as the term of the corresponding stock option. Upon the exercise of a stock appreciation right granted in conjunction with a stock option grant, a recipient shall be entitled to receive an amount in cash, shares of the Company's Common Stock or both as determined by the Compensation Committee and equal in value to the excess of the fair market value per share of Common Stock over the option price per share of Common Stock, multiplied by the number of shares in respect of which the stock appreciation right is exercised. The Compensation Committee shall establish such terms applicable to stock appreciation rights granted on a stand-alone basis. The Amended and Restated Employee Plan sets forth additional rules applicable to recipients who are actually or potentially subject to Section 16(b) of the Securities Exchange Act of 1934. Stock appreciation rights granted in conjunction with an ISO may not be exercisable unless the fair market value of the Common Stock on the date of exercise exceeds the option exercise price.

Restricted Stock and Deferred Stock. Shares of restricted stock and deferred stock (a right to receive shares of the Company's Common Stock at the end of a specified period) may be granted alone or in conjunction with a stock option grant. The Compensation committee will determine the terms of restricted or deferred stock grants, including conditioning a grant on the achievement of performance goals by the recipient or the Company and making the shares of restricted or deferred stock subject to forfeiture. During the restricted period or the deferral period, as applicable, set by the Compensation Committee, the recipient will not be permitted to sell, assign, transfer, pledge or otherwise encumber any interest in the shares of restricted or deferred stock. With respect to restricted stock, during the restricted period, the recipient will have all other rights of a stockholder of the Company.

Bonus Stock and Awards in Lieu of Obligations. Subject to limitations described in the Amended and Restated Employee Plan, the Compensation Committee is authorized to grant shares of the Company's Common Stock as a bonus, or to grant shares of Common Stock or other awards in lieu of obligations of the Company to pay cash or deliver other property.

Dividend Equivalents. The Compensation Committee is authorized to grant dividend equivalents, entitling the recipient to receive cash, Common Stock, other types of awards or other property equal in value to dividends paid with respect to a specified number of shares of the Company's Common Stock.

Other Stock-Based Awards. The Compensation Committee is authorized, subject to limitations imposed by applicable law, to grant such other types of awards that may be denominated or payable in, or valued in whole or in part based on the value of, the Company's Common Stock, as determined by the Compensation Committee to be consistent with the purposes of the Amended and Restated Employee Plan. These types of awards may include convertible or exchangeable debt securities, other rights convertible or exchangeable into the Company's Common Stock, purchase rights for Common Stock, awards with value and payment contingent upon the performance of the Company and other similar types of awards. The Compensation Committee will determine the terms and conditions for all such awards.

Performance Awards and Cash Incentive Awards. The Compensation Committee is authorized to condition any type of award or cash payment on the performance of the Company utilizing business criteria or other measures of performance it deems appropriate. The Committee will utilize one or more of the following business criteria for the Company in establishing performance goals for a performance award: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly-available index such as, but not limited to, the Standard & Poor's 500 or the NASDAQ-U.S. Index; (3) net income; (4) pre-tax earnings; (5) earnings before interest expense, taxes, depreciation and amortization (EBITDA); (6) pre-tax operating earnings after interest expense and before bonuses, service fees and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating income before payment of executive bonuses; and (13) working capital.

Change in Control Provisions. In the event of a Change in Control (as defined in the Amended and Restated Employee Plan): (1) any stock appreciation rights and stock options outstanding as of the date of such Change in Control and not then-exercisable shall become fully exercisable to the full extent of the original award; (2) the restrictions and deferral limitations applicable to restricted stock, deferral stock or other awards shall lapse and such awards shall become free of all restrictions and become fully-vested and transferable to the full extent of the original award; and (3) the performance goals and other conditions with respect to any outstanding performance award or cash incentive award shall be deemed to have been satisfied in full, and such award shall be fully distributable, if and to the extent provided by the Compensation Committee, notwithstanding that the award may not be fully deductible to the Company under Section 162(m) of the Code. In addition, unless the Compensation Committee shall provide otherwise, any award of any recipient who is an officer or director of the Company for which the grant date is less than six months prior to the Change in Control, shall be cancelled in exchange for a cash payment to the recipient at the time of such recipient's termination of employment, equal to the amount that the Change in Control Price (as defined in the Amended and Restated Employee Plan) per share of Common Stock of the Company shall exceed the amount which the recipient must pay to exercise the award per share of Common Stock, multiplied by the number of shares of Common Stock granted under the award, plus interest.

Amendments; Prohibitions.  The Board of Directors or the Compensation Committee may amend, alter or discontinue the Amended and Restated Employee Plan or an award (either prospectively or retroactively) at any time, other than an amendment, alteration or discontinuation that would impair the rights of a recipient of an award under the Amended and Restated Employee Plan without the recipient's consent.  However, no amendment or alteration of the Amended and Restated Employee Plan will be made without the approval of the Company's stockholders to the extent such approval is required by law or applicable listing standards.  In addition, neither the Board of Directors nor the Compensation Committee will be permitted to (i) amend an option to reduce its exercise price, (ii) cancel an option and regrant an option with a lower exercise price than the original exercise price of the cancelled option, or (iii) take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of repricing an option.

FEDERAL INCOME TAX CONSEQUENCES

The following is a brief summary of the U.S. federal income tax consequences associated with stock options, stock appreciation rights, stock awards and other awards granted under the Amended and Restated Employee Plan. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences.

Nonqualified Stock Options

Participant. Generally, a participant receiving a nonqualified stock option does not realize any taxable income for federal income tax purposes at the time of grant. Upon exercise of such option, the excess of the fair market value of the shares of common stock subject to the nonqualified stock option on the date of exercise over the exercise price will generally be taxable to the participant as ordinary income. The participant will have a capital gain (or loss) upon the subsequent sale of the shares of common stock received upon exercise of the option in an amount equal to the sale price reduced by the fair market value of the shares of common stock on the date the option was exercised. The holding period for purposes of determining whether the capital gain (or loss) is a long-term or short-term capital gain (or loss) will generally commence on the date the nonqualified stock option is exercised.

If the Participant Uses Common Stock to Pay the Option Exercise Price. If the participant who exercises a nonqualified stock option pays the exercise price by tendering shares of Common Stock of the Company and receives back a larger number of shares, the participant will realize taxable income in an amount equal to the fair market value of the additional shares received on the date of exercise, less any cash paid in addition to the shares tendered. Upon a subsequent sale of the Common Stock, the number of shares equal to number delivered as payment of the exercise price will have a tax-basis equal to that of the shares originally tendered. The additional newly acquired shares obtained upon exercise of the nonqualified stock option will have a tax basis equal to the fair market value of such shares on the date of exercise.

The Company. The Company generally will be entitled to a tax deduction in the same amount and in the same year in which the participant recognizes ordinary income resulting from the exercise of a nonqualified stock option.

Incentive Stock Options

Participant. Generally, a participant will not realize any taxable income for Federal income tax purposes at the time an ISO is granted. Upon exercise of the ISO, the participant will generally incur no income tax liability (other than pursuant to the alternative minimum tax, if applicable), unless the participant has left the Company's employ more than three months before exercising the option. If the participant transfers shares of Common Stock received upon the exercise of an incentive stock option within a period of two years from the date of grant of such incentive stock option or one year from the date of receipt of the shares of common stock (the "Holding Period"), then, in general, the participant will have taxable ordinary income in the year in which the transfer occurs in an amount equal to the excess of the fair market value on the date of exercise over the exercise price. However, if the sale price is less than the fair market value of such shares on the date of exercise, the ordinary income will not be more than the difference between the sale price and the exercise price. The participant will have long-term or short-term capital gain (or loss) in an amount equal to the amount by which the amount received for such common stock exceeds (or is less than) the participant's tax basis in the common stock as increased by the amount of any ordinary income recognized as a result of the disqualifying disposition, if any. If the participant transfers the shares of common stock after the expiration of the Holding Period, he or she will recognize capital gain (or loss) equal to the difference between the sale price and the exercise price.

If the Participant Uses Common Stock to Pay the Option Exercise Price. If a participant who exercises an incentive stock option pays the option exercise price by tendering shares of Common Stock, such participant will generally incur no income tax liability (other than pursuant to the alternative minimum tax, if applicable), provided any Holding Period requirement for the tendered shares is met. If the tendered stock was subject to the Holding Period requirement when tendered (i.e., had not been held for the entire Holding Period), payment of the exercise price with such stock constitutes a disqualifying disposition. If the participant pays the exercise price by tendering Common Stock and the participant receives back a larger number of shares, under proposed Treasury regulations, the participant's basis in the number of shares of newly acquired stock equal to the number of shares delivered as payment of the exercise price will have a tax basis equal to that of the shares originally tendered, increased, if applicable, by an amount included in the participant's gross income as compensation. The additional newly acquired shares upon exercise of the option will have a tax basis of zero. All stock acquired upon exercise will be subject to the Holding Period requirement, including the number of shares equal to the number tendered to pay the exercise price. Any disqualifying disposition will be deemed to be a disposition of stock with the lowest basis.

The Company. The Company will not be entitled to a tax deduction upon grant, exercise or subsequent transfer of shares of common stock acquired upon exercise of an incentive stock option, provided that the participant holds the shares received upon the exercise of such option for the Holding Period. If the participant transfers the common stock acquired upon the exercise of an incentive stock option prior to the end of the Holding Period, the Company will generally be entitled to a deduction at the time the participant recognizes ordinary income in an amount equal to the amount of ordinary income recognized by such participant as a result of such transfer.

Stock Appreciation Rights

Participant. Generally, a participant receiving a stock appreciation right does not realize any taxable income for Federal income tax purposes at the time of grant. Upon the exercise of a stock appreciation right, the participant will generally recognize ordinary income in an amount equal to the amount of cash or the fair market value of the Common Stock distributed to the participant. The participant will have a capital gain (or loss) upon a subsequent sale of shares of common stock received in an amount equal to the sale price reduced by the fair market value of the shares of common stock on the date the stock appreciation right was exercised. The holding period for purposes of determining whether the capital gain (or loss) is a long-term or short-term capital gain (or loss) will generally commence on the date the stock appreciation right is exercised.

The Company. The Company generally will be entitled to a tax deduction in the same amount and in the same year in which the participant recognizes ordinary income resulting from the exercise of stock appreciation rights.

Stock Awards

Participant. Generally, a participant receiving a stock award will recognize taxable income at the time of grant of a stock award of unrestricted shares. The taxable income will be equal to the excess of the fair market value of the unrestricted shares on the grant date over any amount the participant pays for the unrestricted shares. Generally, a participant will not recognize taxable income at the time of grant of a stock award of restricted shares. However, a participant may make an election under section 83(b) of the Code (Section 83(b)) to be taxed at the time of the stock award. If a participant does not elect under Section 83(b) to recognize income at the time of the stock award, the participant will recognize taxable income at the time of vesting. The taxable income will be equal to the excess of the fair market value of the restricted shares at the time the shares vest over any amount the participant paid for the restricted shares. A participant may elect under Section 83(b) to include as ordinary income in the year of the stock award an amount equal to the excess of the fair market value of the shares on the transfer date over any purchase price paid for the shares. The fair market value of the shares will be determined as if the shares were not subject to forfeiture. If a participant makes the Section 83(b) election, the participant will not recognize any additional income when the shares vest. Any appreciation in the value of the restricted shares after the award is not taxed as compensation, but instead as a capital gain when the restricted shares are sold or transferred. If the participant makes a Section 83(b) election and the restricted shares are later forfeited, the participant is not entitled to a tax deduction or a refund of the tax already paid. The Section 83(b) election must be filed with the IRS within 30 days following the date the shares are awarded to a participant. The 83(b) election generally is not revocable and cannot be made after the 30-day period has expired. Dividends received on restricted shares subject to a Section 83(b) election are taxed as dividends instead of compensation.

The Company. The Company generally will be entitled to an income tax deduction equal to the amount of ordinary income a participant recognizes in connection with a stock award. The deduction will generally be allowed for the taxable year in which the participant recognizes such ordinary income.

Other Awards

Participant. With respect to awards granted under the Amended and Restated Employee Plan that result in the payment or issuance of cash or shares of Common Stock or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of shares or other property received. Thus, deferral of the time of payment or issuance will generally result in the deferral of the time the participant will be liable for income taxes with respect to such payment or issuance. With respect to awards involving the issuance of shares of Common Stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property becomes transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. A participant may make a Section 83(b) election and be taxed at the time of receipt of shares or other property rather than upon the lapse of restrictions on transferability or the substantial risk of forfeiture, but if the participant subsequently forfeits such shares or property the participant would not be entitled to any tax deduction, including a capital loss, for the value of the shares or property on which he previously paid tax. The participant must file such election with the Internal Revenue Service within 30 days after the receipt of the shares or other property.

The Company. The Company generally will be entitled to a deduction in an amount equal to the ordinary income received by the participant. The deduction will generally be allowed for the taxable year in which the participant recognizes such ordinary income.

Section 162(m)

Section 162(m) of the Code ("Section 162(m)"), provides that any compensation paid to a "covered employee" within the meaning of Section 162(m) which is in excess of $1,000,000 cannot be deducted by the Company for Federal income tax purposes unless, in general, (1) such compensation constitutes "qualified performance-based compensation" satisfying the requirements of Section 162(m) and (2) the plan or agreement providing for such performance-based compensation has been approved by stockholders.

Parachute Payments

In the event any payments or rights accruing to a participant upon a Change in Control, or any payments awarded under the Amended and Restated Employee Plan, constitute "parachute payments" under Section 280G of the Code, depending upon the amount of such payments accruing and the other income of the participant of the Company, the participant may be subject to an excise tax (in addition to ordinary income tax) and the Company may be disallowed a deduction for the amount of the actual payment.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN STOCKHOLDERS

The following table sets forth, as of April 30, 2004, certain information with respect to the beneficial ownership of the Company's Common Stock by (1) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (2) each Company director, (3) each of the Named Executive Officers (as defined below) and (4) all Company executive officers and directors as a group. Unless otherwise indicated, each person or group has sole dispositive and voting power with respect to the shares shown below as beneficially owned by such person.

Names and Address	Amount and Nature of Beneficial Ownership	Percent of Class

Joseph W. Kaufmann (1)	877,667	7.2%
FMR Corp. (2)	802,500	7.0
William Blair & Company, L.L.C. (3)	762,735	6.7
U.S. Trust Corporation (4)	672,300	5.9
Kenneth R. Kensey, M.D. (5)	591,000	5.2
Douglas G. Evans, P.E. (6)	531,856	4.5
John E. Nash, P.E. (7)	487,500	4.3
Walter R. Maupay, Jr. (8)	83334	*
Robert J. Bobb (9)	60,334	*
Wendy F. DiCicco, CPA (10)	50,525	*
Harold N. Chefitz (11)	42,834	*
Steven J. Lee (12)	25,334	*
C. McCollister Evarts, M.D (13).	25,334	*
Kim D. Rosenberg (14).	7,001	*
All Executive Officers and Directors as a group (10 persons)	2,191,719	17.0%

__________________

*     Denotes less than one percent.

1.      Includes 140,000 shares subject to prepaid variable equity forward sales contracts with UBS Warburg and 711,834 shares issuable upon exercise of options within 60 days of April 30, 2004.
2.      FMR Corp. is a parent holding company of Fidelity Management & Research Company, the address of which is 82 Devonshire Street, Boston, MA 02109. FMR Corp. has sole voting power with respect to 141,200 of the shares shown as beneficially owned by it and sole dispositive power with respect to all of the shares. This information was obtained from a Schedule 13G filed with the SEC on February 17, 2004.
3.      The principal place of business for William Blair & Company, L.L.C. is 222 West Adams Street, Chicago, Illinois 60606. This information was obtained from a Schedule 13G filed with the SEC on February 6, 2004.
4.      U.S. Trust Corporation and its affiliate United States Trust Company of New York have sole voting power with respect to 416,800 of the shares shown as beneficially owned by them, shared voting power with respect to 211,000 of the shares shown as beneficially owned by them and shared dispositive power with respect to all of the shares shown as beneficially owned by U.S. Trust Corporation. The principal place of business for both reporting persons is 114 W. 47th Street, New York 10036. This information was obtained from a Schedule 13G filed with the SEC on February 17, 2004.
5.      Represents shares held by the Kenneth R. Kensey Revocable Trust, of which Kenneth R. Kensey and Harland W. Johnson are trustees. Dr. Kensey has voting and dispositive power with respect to the shares held by the trust. The principal place of business for Dr. Kensey is c/o Rheologics, Inc., 15 East Uwchlan Ave., Suite 414, Exton, Pennsylvania 19341.
6.      Includes 62,606 shares held by the Douglas G. Evans Revocable Trust, 1,050 shares held indirectly by his minor children and 468,200 shares issuable upon exercise of options within 60 days of April 30, 2004.
7.      Includes 482,500 shares held by the John E. Nash Revocable Trust and 5,000 shares issuable upon exercise of options within 60 days of April 30, 2004.
8.      Includes 58,334 shares issuable upon exercise of options within 60 days of April 30, 2004 and 2,000 restrictive shares held in escrow by the Company subject to performance vesting criteria.
9.      Includes 58,334 shares issuable upon exercise of options within 60 days of April 30, 2004 and 2,000 restrictive shares held in escrow by the Company subject to performance vesting criteria.
10.     Includes 50,525 shares issuable upon exercise of options within 60 days of April 30, 2004 and 2,000 restrictive shares held in escrow by the Company subject to performance vesting criteria.
11.     Includes 33,334 shares issuable upon exercise of options within 60 days of April 30, 2004 and 2,000 restrictive shares held in escrow by the Company subject to performance vesting criteria.
12.     Includes 18,334 shares issuable upon exercise of options within 60 days of April 30, 2004 and 2,000 restrictive shares held in escrow by the Company subject to performance vesting criteria.
13.     Includes 23,334 shares issuable upon exercise of options within 60 days of April 30, 2004 and 2,000 restrictive shares held in escrow by the Company subject to performance vesting criteria.
14.     Includes 5,001 shares issuable upon exercise of options within 60 days of April 30, 2004 and 2,000 restrictive shares held in escrow by the Company subject to performance vesting criteria.

EXECUTIVE COMPENSATION

The table below contains information with respect to the compensation paid and awarded by the Company for services rendered during the fiscal years ended June 30, 2003, 2002 and 2001 to its chief executive officer and the only three other executive officers of the Company (each, a "Named Executive Officer").

Summary Compensation Table

		Annual Compensation		Long Term Compensation Awards
Name and principal position	Year	Salary ($)	Bonus ($)	Securities Underlying Options (#)	All Other Compensation ($) (7)
Joseph W. Kaufmann President, Chief Executive Officer, Secretary and Director	2003 2002 2001	$ 280,750 $ 250,000 $ 237,500	$ 178,141 ---(3) ---(4)	--- 55,000(5) 168,500	$1,528 --- ---
Douglas G. Evans, P.E. Chief Operating Officer, Assistant Secretary and Director	2003 2002 2001	$ 227,000 $200,000 $190,000	$ 142,514 ---(3) ---(4)	--- 45,000(5) 133,200	$2,713 $2,250 $1,750
Wendy F. DiCicco, CPA Chief Financial Officer	2003 2002 2001	$ 148,752 $ 127,282 $ 114,670(1)	$ 42,000 ---(3) ---(4)	--- 15,000(5) 15,525	$2,243 $1,896 $1,557
John E. Nash, P.E. Vice President of New Technologies	2003 2002 2001	$ 100,000 $ 100,000 $97,280(2)	$ 35,000 --- ---	15,000(6) --- ---	$1,798 $1,292 $1,039

___________________________

1.     The Company's short-term disability insurance carrier paid $9,390 of Ms. DiCicco's salary.
2.     The Company's short-term disability insurance carrier paid $19,176 of Mr. Nash's salary.
3.     Each of Mr. Kaufmann, Mr. Evans and Ms. DiCicco elected not to receive a cash bonus under the Company's bonus plan.
4.     Each of Mr. Kaufmann, Mr. Evans, and Ms. DiCicco elected to receive options to purchase 98,500, 80,000, and 8,625 shares of the Company's Common Stock, respectively, in lieu of a cash bonus under the Company's bonus plan.
5.     Granted July 10, 2002.
6.     Granted March 11, 2003.
7.     Represents the Company's matching cash contribution paid and/or accrued under the Company's 401(k) Plan.

Option Grants in Fiscal 2003 --- The following table provides information on grants of stock options for fiscal 2003 to the Named Executive Officers pursuant to the Employee Plan. The Company did not award any stock appreciation rights during fiscal 2003.

Option Grants in Fiscal 2003

Individual Grants
Name	Number of Securities Underlying Options Granted (#) (1)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Sh)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
					5% ($)	10% ($)
Joseph W. Kaufmann	---	---	---	---	---	---
Douglas G. Evans, P.E.	---	---	---	---	---	---
Wendy F. DiCicco, CPA	---	---	---	---	---	---
John E. Nash, P.E.	15,000	16.4%	$18.17	3/11/13	$171,405	$434,375

1.     These options will vest in three equal annual installments beginning on March 11, 2003.
2.     Potential realizable value is presented net of the option exercise price but before any federal or state income taxes associated with exercise. These amounts represent certain assumed rates of appreciation prescribed by the SEC. Actual gains are dependent on the future performance of the common stock and the option holder's continued employment over the vesting period. The potential realizable value does not reflect the Company's prediction of its stock price performance. The amounts reflected in the table may not be achieved.

Aggregated Option Exercises in Fiscal 2003 and Year-End 2003 Option Values --- The following table provides information regarding the Named Executive Officers' option exercises during fiscal 2003 and unexercised options held at June 30, 2003.

Aggregated Option Exercises in Fiscal 2003 and Year-End 2003 Option Values

	Shares Acquire On Exercise	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year-End 2003(#)		Value of Unexercised In-The-Money Options at Fiscal Year-End 2003($)(1)
Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Joseph W. Kaufmann	281,000	$3,755,828	653,500	95,000	$9,509,426	$1,074,684
Douglas G. Evans, P.E.	110,000	$1,525,757	478,800	79,400	$6,945,184	$902,068
Wendy F. DiCicco, CPA	17,000	$208,917	49,225	22,300	$679,625	$253,628
John E. Nash, P.E.	---	---	---	15,000	---	$111,750

__________________

1.     The value per option is calculated by subtracting the exercise price from the closing price per share of the Common Stock on the NASDAQ National Market on June 30, 2003, which was $25.62.

Employment Agreements --- Mr. Kaufmann is a party to a three-year Employment Agreement with the Company dated as of July 1, 2001 that expires in July 2004 and provides for a minimum annual base salary of $250,000. Mr. Evans is a party to a three-year Employment Agreement with the Company dated as of July 1, 2001 that expires in July 2004 and provides for a minimum annual base salary of $200,000. Ms. DiCicco is a party to a two-year Employment Agreement with the Company dated as of October 1, 2003 that expires in October 2005 and provides for a minimum annual base salary of $165,000. Each of these employment agreements provides that the officer's salary is subject to annual increases as determined by the Company's Board of Directors and provides that an annual bonus may be paid at the discretion of the Board of Directors. The Board of Directors increased Mr. Kaufmann's salary to $290,000 effective October 1, 2002 and Mr. Evans' salary to $250,000 effective October 1, 2003. The agreements restrict each of Messrs. Kaufmann and Evans and Ms. DiCicco from competing with the Company during the term of the agreement and for 12 months after termination of his or her employment with the Company. At the Board of Directors meeting on April 27, 2004, the Board of Directors agreed to enter into new Employment Agreements with Messrs. Kaufmann and Evans which will be dated June 1, 2004 and will expire June 1, 2007.

Each of Messrs. Kaufmann and Evans and Ms. DiCicco is also party to a Termination and Change in Control Agreement with the Company. Pursuant to the Termination and Change in Control Agreement, if, following a Change in Control (as defined therein), the Company terminates, other than for cause, any of Messrs. Kaufmann or Evans or Ms. DiCicco, he or she will be entitled to receive, among other things, severance pay equal to his or her base salary for a period of two years. Following a Change in Control, all unvested options granted to each of Messrs. Kaufmann and Evans and Ms. DiCicco will immediately become vested. Under their respective Employment Agreement upon a Change of Control, each of Messrs. Kaufmann and Evans and Ms. DiCicco would be entitled to receive an additional payment, net of taxes, to compensate for any excise tax imposed on these and other payments if they are determined to be excess parachute payments under the Code.

Equity Compensation Plan Information

As of June 30, 2003, the Company maintained the Employee Plan and the Directors' Plan, each of which was approved by the Company's stockholders. The following table provides information, as of June 30, 2003, about the securities authorized for issuance under these equity compensation plans. It does not reflect the increase in the number of shares available for grant under the Amended and Restated Employee Plan being considered for approval at the Special Meeting.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
	------------ (a) ------------	------------ (b) ------------	------------ (c) ------------
Equity compensation plans approved by security holders	2,342,325	$ 12.68	216,193
Equity compensation plans not approved by security holders	-----------	-----------	----------

MISCELLANEOUS AND OTHER MATTERS

Solicitation --- The cost of this proxy solicitation will be borne by the Company. The Company may request banks, brokers, fiduciaries, custodians, nominees and certain other record holders to send proxies, proxy statements and other materials to their principals. Such banks, brokers, fiduciaries, custodians, nominees and other record holders will be reimbursed by the Company for their reasonable out-of-pocket expenses of solicitation. The Company does not anticipate that costs and expenses incurred in connection with this proxy solicitation will exceed an amount normally expended for a proxy solicitation for an election of directors in the absence of a contest.

Proposals of Stockholders --- Proposals of stockholders for the 2004 Annual Meeting of Stockholders will not be included in the proxy statement for, or considered at, that annual meeting unless the proposal is proper for inclusion in the proxy statement and for consideration and is received by the Secretary of the Company at the Company's offices between June 3, 2004 and July 3, 2004.

Other Business --- The Board of Directors is not aware of any other matters to be presented at the Special Meeting other than those mentioned in the Company's Notice of Special Meeting of Stockholders enclosed herewith. If any other matters are properly brought before the Special Meeting, however, it is intended that the persons named in the proxy will vote as the Board of Directors directs.

Additional information --- The Company will furnish without charge a copy of the Fourth Amended and Restated Kensey Nash Corporation Employee Incentive Compensation Plan, as filed with the SEC, upon the written request of any person who is a stockholder as of the Record Date. Requests for such materials should be directed to Kensey Nash Corporation--Investor Relations, 55 East Uwchlan Avenue, Exton, Pennsylvania 19341, Attention: Secretary.

                                                  By order of the Board of Directors,

                                                  Joseph W. Kaufmann
                                                  President and Secretary

Exton, Pennsylvania
May 12, 2004

FOURTH AMENDED AND RESTATED
KENSEY NASH CORPORATION
EMPLOYEE INCENTIVE COMPENSATION PLAN

ARTICLE I
ESTABLISHMENT

     1.1 Purpose. The Kensey Nash Corporation Fourth Amended and Restated Employee Incentive Compensation Plan ("Plan") is hereby established by Kensey Nash Corporation ("Company"). The purpose of the Plan is to promote the overall financial objectives of the Company and its stockholders by motivating those persons selected to participate in the Plan to achieve long-term growth in stockholder equity in the Company and by retaining the association of those individuals who are instrumental in achieving this growth. The Plan is intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as defined herein) to the extent deemed appropriate by the Committee (as defined herein). The Plan and the grant of awards thereunder are expressly conditioned upon the Plan's approval by the stockholders of the Company. If such approval is not obtained, then this Plan and all Awards (as defined herein) hereunder shall be null and void ab initio. The Plan is adopted, subject to stockholder approval, effective as of June 28, 2004.

ARTICLE II
DEFINITIONS

For purposes of the Plan, the following terms are defined as set forth below:

     2.1 "Affiliate" means any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated association or other entity (other than the Company) that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company including, without limitation, any member of an affiliated group of which the Company is a common parent corporation as provided in Section 1504 of the Code.

     2.2 "Agreement" or "Award Agreement" means, individually or collectively, any agreement entered into pursuant to the Plan pursuant to which an Award is granted to a Participant.

     2.3 "Award" means any Option, SAR, Restricted Stock, Deferred Stock, Stock, Dividend Equivalent, Other Stock-Based Award, Performance Award or Cash Incentive Award, together with any other right or interest granted to a Participant under the Plan.

     2.4 "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted hereunder. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the Participant's Representative.

     2.5 "Board of Directors" or "Board" means the Board of Directors of the Company.

     2.6 "Cash Incentive Award" means a conditional right granted to a Participant under Section 10.4(c) hereof to receive a cash payment, unless otherwise determined by the Committee, after the end of a specified period.

     2.7 "Cause" shall mean, for purposes of whether and when a Participant has incurred a Termination of Employment for Cause, any act or omission which permits the Company to terminate the written agreement or arrangement between the Participant and the Company or an Affiliate for "cause" as defined in such agreement or arrangement, or in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term "cause" or a substantially equivalent term, then Cause shall mean (a) any act or failure to act deemed to constitute cause under the Company's established practices, policies or guidelines applicable to the Participant or (b) the Participant's act or omission which constitutes gross misconduct with respect to the Company or an Affiliate in any material respect, including, without limitation, an act or omission of a criminal nature, the result of which is detrimental to the interests of the Company or an Affiliate, or conduct, or the omission of conduct, which constitutes a material breach of a duty the Participant owes to the Company or an Affiliate.

     2.8 "Change in Control" and "Change in Control Price" have the meanings set forth in Sections 12.2 and 12.3, respectively.

     2.9 "Code" or "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, Treasury Regulations (including proposed regulations) thereunder and any subsequent Internal Revenue Code.

     2.10 "Commission" means the Securities and Exchange Commission or any successor agency.

     2.11 "Committee" means the Compensation Committee of the Board or such other Board committee as may be designated by the Board to administer the Plan; provided, however, that on and after a Public Offering the Committee shall consist solely of two or more directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act and each of whom is also an "outside director" under Section 162(m) of the Code. In the absence of appointment, the Board (or on any after a Public Offering, the portion thereof that are disinterested persons and outside directors) shall constitute the Committee.

     2.12 "Common Stock" means the shares of the $0.01 par value common stock of the Company, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter or the common stock of any successor to the Company which is designated for the purpose of the Plan.

     2.13 "Company" means Kensey Nash Corporation, a Delaware corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

     2.14 "Covered Employee" means a Participant who is a "covered employee" within the meaning of Section 162(m) of the Code.

     2.15 "Deferred Stock" means a right, granted to a Participant under Section 9.1 hereof, to receive Common Stock, cash or a combination thereof at the end of a specified deferral period.

     2.16 "Disability" means a mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant's duties for the Company or an Affiliate. Notwithstanding the foregoing, a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered, or incurred while participating in a criminal offense. The determination of Disability shall be made by the Committee. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

     2.17 "Dividend Equivalent" means a right, granted to a Participant under Section 10.2, to receive cash, Common Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock.

     2.18 "Effective Date" means June 28, 2004.

     2.19 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     2.20 "Fair Market Value" means:

           (a) Prior to a Public Offering, the value determined on the basis of the good faith determination of the Committee and without regard to whether the Common Stock is restricted, illiquid or represents a minority interest, unless expressly provided otherwise in an Agreement; and

           (b) on or after a Public Offering, the value determined on the basis of the good faith determination of the Committee, without regard to whether the Common Stock is restricted or represents a minority interest, pursuant to the applicable method described below:

                (i) if the Common Stock is listed on a national securities exchange or quoted on NASDAQ, the closing price of the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), as reported by the principal national exchange on which such shares are traded (in the case of an exchange) or by NASDAQ, as the case may be;

                (ii) if the Common Stock is not listed on a national securities exchange or quoted on NASDAQ, but is actively traded in the over-the-counter market, the average of the closing bid and asked prices for the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), or the most recent preceding date for which such quotations are reported; and

                (iii) if, on the relevant date, the Common Stock is not publicly traded or reported as described in (i) or (ii), the value determined in good faith by the Committee.

     2.21 "Grant Date" means the date as of which an Award is granted pursuant to the Plan.

     2.22 "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

     2.23 "Kensey Nash Entities" mean Kenneth R. Kensey ("Kensey") and John Nash ("Nash"), their respective spouses, their respective heirs, and any group (within the meaning of Section 13(d)(3) of the Exchange Act) of which any of Kensey, Nash, their spouses or their heirs is a member for purposes of acquiring, holding or disposing of securities of the Company, any trust established by or for the benefit of any of the foregoing and any other entity controlled by or for the benefit of any of the foregoing.

     2.24 "Kensey Nash Interests" mean the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) or the pecuniary interest (within the meaning of Rule 16a-1 promulgated under the Exchange Act) of the Kensey Nash Entities in the outstanding voting securities of the Company entitled to vote generally in the election of directors or such other securities as may be specifically referenced.

     2.25 "NASDAQ" means The Nasdaq Stock Market, including the Nasdaq National Market.

     2.26 "Nonqualified Stock Option" means an Option to purchase Common Stock in the Company granted under the Plan, the taxation of which is pursuant to Section 83 of the Code.

     2.27 "Option Period" means the period during which an Option shall be exercisable in accordance with the related Agreement and Article VI.

     2.28 "Option Price" means the price at which the Common Stock may be purchased under an Option as provided in Section 6.3(b).

     2.29 "Other Stock Based Awards" means Awards granted to a Participant under Section 10.3 hereof.

     2.30 "Participant" means a person who satisfies the eligibility conditions of Article V and to whom an Award has been granted by the Committee under the Plan, and in the event a Representative is appointed for a Participant or another person becomes a Representative, then the term "Participant" shall mean such Representative. The term shall also include a trust for the benefit of the Participant, a partnership the interest of which was held by or for the benefit of the Participant, the Participant's parents, spouse or descendants, or a custodian under a uniform gifts to minors act or similar statute for the benefit of the Participant's descendants, to the extent permitted by the Committee and not inconsistent with Rule 16b-3. Notwithstanding the foregoing, the term "Termination of Employment" shall mean the Termination of Employment of the person to whom the Award was originally granted.

     2.31 "Performance Award" means a right, granted to a Participant under Section 10.4 hereof, to receive Awards based upon performance criteria specified by the Committee.

     2.32 "Plan" means the Kensey Nash Corporation Employee Incentive Compensation Plan, as herein set forth and as may be amended from time to time.

     2.33 "Public Offering" means the initial public offering of shares of Common Stock under the Securities Act.

     2.34 "Representative" means (a) the person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant's primary residence at the date of the Participant's death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; (c) the person or entity which is the Beneficiary of the Participant upon or following the Participant's death; or (d) any person to whom an Option has been permissibly transferred; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Committee.

     2.35 "Restricted Stock" means Common Stock granted to a Participant under Section 8.1 hereof, that is subject to certain restrictions and to a risk of forfeiture.

     2.36 "Retirement" means the Participant's Termination of Employment after attaining either the normal retirement age or the early retirement age as defined in the principal (as determined by the Committee) tax-qualified plan of the Company or an Affiliate, if the Participant is covered by such a plan, or if the Participant is not covered by such a plan, then age 65, or age 55 with the accrual of 10 years of service.

     2.37 "Rule 16b-3"and "Rule 16a-1(c)(3)" mean Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

     2.38 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     2.39 "Stock Appreciation Right" means a right granted under Article VII.

     2.40 "Stock Option" or "Option" means a right, granted to a Participant under Section 6.1 hereof, to purchase Common Stock or other Awards at a specified price during specified time periods.

     2.41 "Termination of Employment" means the occurrence of any act or event, whether pursuant to an employment agreement or otherwise, that actually or effectively causes or results in the person's ceasing, for whatever reason, to be an officer, independent contractor, director or employee of the Company or of any Affiliate, or to be an officer, independent contractor, director or employee of any entity that provides services to the Company or an Affiliate, including, without limitation, death, Disability, dismissal, severance at the election of the Participant, Retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Affiliates of all businesses owned or operated by the Company or its Affiliates. With respect to any person who is not an employee with respect to the Company or an Affiliate of the Company, the Agreement shall establish what act or event shall constitute a Termination of Employment for purposes of the Plan. A transfer of employment from the Company to an Affiliate, or from an Affiliate to the Company, shall not be a Termination of Employment, unless expressly determined by the Committee. A Termination of Employment shall occur for an employee who is employed by an Affiliate of the company if the Affiliate shall cease to be an Affiliate and the Participant shall not immediately thereafter become an employee of the Company or an Affiliate of the Company.

In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

ARTICLE III
ADMINISTRATION

     3.1 Committee Structure and Authority. The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum at any meeting thereof (including by telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be the acts of the Committee for purposes of this Plan. The Committee may authorize any one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. A member of the Committee shall not exercise any discretion respecting himself or herself under the Plan. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

Among other things, the Committee shall have the authority, subject to the terms of the Plan:

     (a) to select those persons to whom Awards may be granted from time to time;

     (b) to determine whether and to what extent Awards or any combination thereof are to be granted hereunder;

     (c) to determine the number of shares of Common Stock to be covered by each stock-based Award granted hereunder;

     (d) to determine the terms and conditions of any Award granted hereunder (including, but not limited to, the Option Price, the Option Period, any exercise restriction or limitation and any exercise acceleration, forfeiture or waiver regarding any Award, any shares of Common Stock relating thereto, any performance criteria and the satisfaction of each criteria);

     (e) to adjust the terms and conditions, at any time or from time to time, of any Award, subject to the limitations of Section 13.1;

     (f) to determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred;

     (g) to determine under what circumstances an Award may be settled in cash or Common Stock;

     (h) to provide for the forms of Agreements to be utilized in connection with the Plan;

     (i) to determine whether a Participant has a Disability or a Retirement;

     (j) to determine what securities law requirements are applicable to the Plan, Awards and the issuance of shares of Common Stock under the Plan and to require of a Participant that appropriate action be taken with respect to such requirements;

     (k) to cancel, with the consent of the Participant or as otherwise provided in the Plan or an Agreement, outstanding Awards;

     (l) to interpret and make final determinations with respect to the remaining number of shares of Common Stock available under this Plan;

     (m) to require, as a condition of the exercise of an Award or the issuance or transfer of a certificate of Common Stock, the withholding from a Participant of the amount of any Federal, state or local taxes as may be necessary in order for the Company or any other employer to obtain a deduction or as may be otherwise required by law;

     (n) to determine whether and with what effect a Participant has incurred a Termination of Employment;

     (o) to determine whether the Company or any other person has a right or obligation to purchase Common Stock from a Participant and, if so, the terms and conditions on which such Common Stock is to be purchased;

     (p) to determine the restrictions or limitations on the transfer of Common Stock;

     (q) to determine whether an Award is to be adjusted, modified or purchased, or is to become fully exercisable, under the Plan or the terms of an Agreement;

     (r) to determine the permissible methods of Award exercise and payment, including cashless exercise arrangements;

     (s) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and

     (t) to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties.

     The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Agreement) and to otherwise supervise the administration of the Plan. The Committee's policies and procedures may differ with respect to Awards granted at different times or to different Participants.

     Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion, and in the case of any determination relating to an Award, may be made at the time of the grant of the Award or, unless in contravention of any express term of the Plan or an Agreement, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants. No determination shall be subject to de novo review if challenged in court.

ARTICLE IV
STOCK SUBJECT TO PLAN

     4.1 Number of Shares. Subject to the adjustment under Section 4.6, the total number of shares of Common Stock reserved and available for distribution pursuant to Awards under the Plan shall be 4,050,000 shares of Common Stock authorized for issuance on the Effective Date. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     4.2 Release of Shares. Subject to Section 7.3(f), if any shares of Common Stock that are subject to any Award cease to be subject to an Award or are forfeited, if any Award otherwise terminates without issuance of shares of Common Stock being made to the Participant, or if any shares (whether or not restricted) of Common Stock are received by the Company in connection with the exercise of an Award, including the satisfaction of any tax withholding obligation, such shares, in the discretion of the Committee, may again be available for distribution in connection with Awards under the Plan.

     4.3 Restrictions on Shares. Shares of Common Stock issued as or in conjunction with an Award shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in an Award Agreement. The Company shall not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to (i) the listing of such shares on any stock exchange or NASDAQ (or other public market) on which the Common Stock may then be listed (or regularly traded), (ii) the completion of any registration or qualification of such shares under Federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and (iii) the satisfaction of any applicable withholding obligation in order for the Company or an Affiliate to obtain a deduction with respect to the exercise of an Award. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in this Plan or as the Committee may otherwise require. The Committee may require any person exercising an Award to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

     4.4 Stockholder Rights. No person shall have any rights of a stockholder as to shares of Common Stock subject to an Award until, after proper exercise of the Award or other action required, such shares shall have been recorded on the Company's official stockholder records as having been issued or transferred. Upon exercise of the Award or any portion thereof, the Company will have thirty (30) days in which to issue the shares, and the Participant will not be treated as a stockholder for any purpose whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued or transferred in the Company's official stockholder records, except as provided herein or in an Agreement.

     4.5 Best Efforts To Register. If there has been a Public Offering, the Company will register under the Securities Act the Common Stock delivered or deliverable pursuant to Awards on Commission Form S-8 if available to the Company for this purpose (or any successor or alternate form that is substantially similar to that form to the extent available to effect such registration), in accordance with the rules and regulations governing such forms, as soon after stockholder approval of the Plan as the Committee, in its sole discretion, shall deem such registration appropriate. The Company will use its best efforts to cause the registration statement to become effective and will file such supplements and amendments to the registration statement as may be necessary to keep the registration statement in effect until the earliest of (a) one year following the expiration of the Option Period of the last Option outstanding, (b) the date the Company is no longer a reporting company under the Exchange Act and (c) the date all Participants have disposed of all shares delivered pursuant to any Award. The Company may delay the foregoing obligation if the Committee reasonably determines that any such registration would materially and adversely affect the Company's interests or if there is no material benefit to Participants.

     4.6 Adjustments. In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, a partial or complete liquidation, or any other corporate transaction, Company stock offering or event involving the Company and having an effect similar to any of the foregoing, then the Committee shall adjust or substitute, as the case may be, the number of shares of Common Stock available for Awards under the Plan, the number of shares of Common Stock covered by outstanding Awards, the exercise price per share of outstanding Awards, and performance conditions and any other characteristics or terms of the Awards as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that the Committee may limit any such adjustment so as to maintain the deductibility of the Awards under Section 162(m) and that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional shares as shall reasonably be determined by the Committee.

ARTICLE V
ELIGIBILITY

     5.1 Eligibility. Except as herein provided, the persons who shall be eligible to participate in the Plan and be granted Awards shall be those persons who are directors, officers, employees and consultants of the Company or any subsidiary of the Company, who shall be in a position, in the opinion of the Committee, to make contributions to the growth, management, protection and success of the Company and its subsidiaries. Of those persons described in the preceding sentence, the Committee may, from time to time, select persons to be granted Awards and shall determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the Award, the Committee may give consideration to the person's functions and responsibilities, the person's contributions to the Company and its subsidiaries, the value of the individual's service to the Company and its subsidiaries and such other factors deemed relevant by the Committee. The Committee may designate in writing that any person who is not eligible to participate in the Plan if such person would otherwise be eligible to participate in this Plan (and members of the Committee are expressly excluded from participation in the Plan).

ARTICLE VI
STOCK OPTIONS

     6.1 General. The Committee shall have authority to grant Stock Options under the Plan at any time or from time to time. Stock Options may be granted alone or in addition to other Awards and may be either Incentive Stock Options or Nonqualified Stock Options. A Stock Option shall entitle the Participant to receive shares of Common Stock upon exercise of such Option, subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement (the terms and provisions of which may differ from other Agreements), including, without limitation, payment of the Option Price. During any three-calendar year period, Options for no more than 1,000,000 shares of Common Stock shall be granted to any Participant.

     6.2 Grant and Exercise. The grant of a Stock Option shall occur as of the date the Committee determines. Each Option granted under this Plan shall be evidenced by an Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in the Plan. Such Agreement shall become effective upon execution by the Participant. Only a person who is a common-law employee of the Company, any parent corporation of the Company or a subsidiary (as such terms are defined in Section 424 of the Code) on the date of grant shall be eligible to be granted an Option which is intended to be and is an Incentive Stock Option. To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Nonqualified Stock Option. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any Incentive Stock Option under such Section 422.

     6.3 Terms and Conditions. Stock Options shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

          (a) Option Period. The Option Period of each Stock Option shall be fixed by the Committee; provided that no Stock Option shall be exercisable more than ten (10) years after the date the Stock Option is granted. In the case of an Incentive Stock Option granted to an individual who owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary of the Company (each as defined in Section 424 of the Code), the Option Period shall not exceed five (5) years from the date of grant. No Option which is intended to be an Incentive Stock Option shall be granted more than ten (10) years from the date the Plan is adopted by the Company or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

          (b) Option Price. The Option Price per share of the Common Stock purchasable under a Stock Option shall be determined by the Committee; provided, however, that the Option Price per share shall be not less than the Fair Market Value per share on the date the Option is granted. If such Option is intended to qualify as an Incentive Stock Option and is granted to an individual who owns or who is deemed to own stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary of the Company (each as defined in Section 424 of the Code), the Option Price per share shall not be less than one hundred ten percent (110%) of such Fair Market Value per share.

          (c) Exercisability. Subject to Section 12.1, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part. In addition, the Committee may at any time accelerate the exercisability of any Stock Option. If the Committee intends that an Option be an Incentive Stock Option, the Committee may, in its discretion, provide that the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock as to which such Incentive Stock Option which is exercisable for the first time during any calendar year shall not exceed $100,000.

          (d) Method of Exercise. Subject to the provisions of this Article VI, a Participant may exercise Stock Options, in whole or in part, at any time during the Option Period by the Participant's giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If approved by the Committee, payment in full or in part may also be made (i) by delivering Common Stock already owned by the Participant for a period of at least six (6) months prior to such payment and having a total Fair Market Value on the date of such delivery equal to the Option Price; (ii) by the execution and delivery of a full recourse promissory note or other full recourse evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee and permitted in accordance with Section 6.3(e); (iii) by authorizing the Company to retain shares of Common Stock already owned by the Participant for a period of at least six (6) months prior to such payment and which would otherwise be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the Option Price; (iv) by the delivery of cash or the extension of credit by a broker-dealer to whom the Participant has submitted a notice of exercise or otherwise indicated an intent to exercise an Option (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations, so-called "cashless" exercise); or (v) by any combination of the foregoing. If payment of the Option Price of a Nonqualified Stock Option is made in whole or in part in the form of Restricted Stock or Deferred Stock, the number of shares of Common Stock to be received upon such exercise that is equal to the number of shares of Restricted Stock or Deferred Stock used for payment of the Option Price shall be subject to the same forfeiture restrictions or deferral limitations to which such Restricted Stock or Deferred Stock was subject, unless otherwise determined by the Committee. In the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Stock Option may be authorized only at the time the Stock Option is granted. No shares of Common Stock shall be issued until full payment therefor, as determined by the Committee, has been made. Subject to any forfeiture restrictions or deferral limitations that may apply if a Stock Option is exercised using Restricted Stock or Deferred Stock, a Participant shall have all of the rights of a stockholder of the Company holding the class of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the Participant has given written notice of exercise, has paid in full for such shares and such shares have been recorded on the Company's official stockholder records as having been issued or transferred.

          (e) Company Loan or Guarantee. Upon the exercise of any Option and subject to the pertinent Agreement and the discretion of the Committee, the Company may, at the request of the Participant:

                     (i) lend to the Participant, on a full recourse basis, an amount equal to such portion of the Option Price as the Committee may determine; or

                     (ii) guarantee a loan obtained by the Participant on a full recourse basis from a third-party for the purpose of tendering the Option Price.

          The remaining terms and conditions of any loan or guarantee, including the interest rate and any security interest thereunder, shall be determined by the Committee, except that (1) the term of any loan may not exceed twenty-four (24) months and (2) no extension of credit or guarantee shall obligate the Company for an amount to exceed the lesser of the aggregate Fair Market Value per share of the Common Stock on the date of exercise, less the par value of the shares of Common Stock to be purchased upon the exercise of the Award, or the amount permitted under applicable laws or the regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

           (f) Non-transferability of Options. Except as provided herein or in an Agreement, no Stock Option or interest therein shall be transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable during the Participant's lifetime only by the Participant. If and to the extent transferability is permitted by Rule 16b-3 or does not result in liability to any Participant and except as otherwise provided by an Agreement, every Option granted hereunder shall be freely transferable, but only if such transfer is consistent with the use of Form S-8 (or the Committee's waiver of such condition) and consistent with an Award's intended status as an Incentive Stock Option (as applicable).

     6.4 Termination by Reason of Death. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to death, any unexpired and unexercised Stock Option held by such Participant shall thereafter be fully exercisable for a period of ninety (90) days following the date of the appointment of a Representative (or such other period or no period as the Committee may specify) or until the expiration of the Option Period, whichever period is the shorter.

     6.5 Termination by Reason of Disability. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to a Disability, any unexpired and unexercised Stock Option held by such Participant shall thereafter be fully exercisable by the Participant for the one (1) year period (or such other period or no period as the Committee may specify) immediately following the date of such Termination of Employment or until the expiration of the Option Period, whichever period is shorter, and the Participant's death at any time following such Termination of Employment due to Disability shall not affect the foregoing. In the event of Termination of Employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

     6.6 Other Termination. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment which is a Retirement, or the Termination of Employment is involuntary on the part of the Participant (but is not due to death or Disability or with Cause), any Stock Option held by such Participant shall thereupon terminate, except that such Stock Option, to the extent then exercisable, may be exercised for the lesser of the ninety (90) day period commencing with the date of such Termination of Employment or until the expiration of the Option Period. If the Participant incurs a Termination of Employment which is either (a) voluntary on the part of the Participant (and is not a Retirement) or (b) with Cause, the Option shall terminate immediately. The death or Disability of a Participant after a Termination of Employment otherwise provided herein shall not extend the time permitted to exercise an Option. '

ARTICLE VII
STOCK APPRECIATION RIGHTS

     7.1 General. The Committee shall have authority to grant Stock Appreciation Rights under the Plan at any time or from time to time. Subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement, a Stock Appreciation Right shall entitle the Participant to surrender to the Company the Stock Appreciation Right and to be paid therefor in shares of the Common Stock, cash or a combination thereof as herein provided, the amount described in Section 7.3(b).

     7.2 Grant. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan, in which case the exercise of the Stock Appreciation Right shall require the cancellation of a corresponding portion of the Stock Option, and the exercise of a Stock Option shall result in the cancellation of a corresponding portion of the Stock Appreciation Right. In the case of a Nonqualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right may also be granted on a stand-alone basis. The grant of a Stock Appreciation Right shall occur as of the date the Committee determines. Each Stock Appreciation Right granted under this Plan shall be evidenced by an Agreement, which shall embody the terms and conditions of such Stock Appreciation Right and which shall be subject to the terms and conditions set forth in this Plan. During any three-calendar year period, Stock Appreciation Rights covering no more than 1,000,000 shares of Common Stock shall be granted to any Participant.

     7.3 Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

          (a) Period and Exercise. The term of a Stock Appreciation Right shall be established by the Committee. If granted in conjunction with a Stock Option, the Stock Appreciation Right shall have a term which is the same as the Option Period and shall be exercisable only at such time or times and to the extent the related Stock Options would be exercisable in accordance with the provisions of Article VI. A Stock Appreciation Right which is granted on a stand-alone basis shall be for such period and shall be exercisable at such times and to the extent provided in an Agreement. Stock Appreciation Rights shall be exercised by the Participant's giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the portion of the Stock Appreciation Right to be exercised.

          (b) Amount. Upon the exercise of a Stock Appreciation Right granted in conjunction with a Stock Option, a Participant shall be entitled to receive an amount in cash, shares of Common Stock or both as determined by the Committee or as otherwise permitted in an Agreement equal in value to the excess of the Fair Market Value per share of Common Stock over the Option Price per share of Common Stock specified in the related Agreement multiplied by the number of shares in respect of which the Stock Appreciation Right is exercised. In the case of a Stock Appreciation Right granted on a stand-alone basis, the Agreement shall specify the value to be used in lieu of the Option Price per share of Common Stock. The aggregate Fair Market Value per share of the Common Stock shall be determined as of the date of exercise of such Stock Appreciation Right.

          (c) Special Rules. In the case of Stock Appreciation Rights relating to Stock Options held by Participants who are actually or potentially subject to Section 16(b) of the Exchange Act:

                     (i) The Committee may require that such Stock Appreciation Rights be exercised only in accordance with the applicable "window period" provisions of Rule 16b-3;

                     (ii) The Committee may provide that the amount to be paid upon exercise of such Stock Appreciation Rights (other than those relating to Incentive Stock Options) during a Rule 16b-3 "window period" shall be based on the highest mean sales price of the Common Stock on the principal exchange on which the Common Stock is traded, NASDAQ or other relevant market for determining value on any day during such "window period"; and

                     (iii) No Stock Appreciation Right shall be exercisable during the first six (6) months of its term, except that this limitation shall not apply in the event of death or Disability of the Participant prior to the expiration of the six (6)-month period.

          (d) Non-transferability of Stock Appreciation Rights. Stock Appreciation Rights shall be transferable only when and to the extent that a Stock Option would be transferable under the Plan unless otherwise provided in an Agreement.

          (e) Termination. A Stock Appreciation Right shall terminate at such time as a Stock Option would terminate under the Plan, unless otherwise provided in an Agreement.

          (f) Effect on Shares Under the Plan. To the extent required by Rule 16b-3, upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 4.2 on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares of Common Stock covered by the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

          (g) Incentive Stock Option. A Stock Appreciation Right granted in tandem with an Incentive Stock Option shall not be exercisable unless the Fair Market Value of the Common Stock on the date of exercise exceeds the Option Price. In no event shall any amount paid pursuant to the Stock Appreciation Right exceed the difference between the Fair Market Value on the date of exercise and the Option Price.

ARTICLE VIII
RESTRICTED STOCK

     8.1 General. The Committee shall have authority to grant Restricted Stock under the Plan at any time or from time to time. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the persons to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares of Restricted Stock to be awarded to any Participant, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards. Each Award shall be confirmed by, and be subject to the terms of, an Agreement. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals by the Participant or by the Company or an Affiliate (including a division or department of the Company or an Affiliate) for or within which the Participant is primarily employed or upon such other factors or criteria (such as length of tenure) as the Committee shall determine. The provisions of Restricted Stock Awards need not be the same with respect to any Participant.

     8.2 Awards and Certificates. Notwithstanding the limitations on issuance of shares of Common Stock otherwise provided in the Plan, each Participant receiving an Award of Restricted Stock shall be issued a certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award as determined by the Committee. The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

     8.3 Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

          (a) Limitations on Transferability. Subject to the provisions of the Plan and the Agreement, during a period set by the Committee commencing with the date of such Award (the "Restriction Period"), the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber any interest in shares of Restricted Stock.

          (b) Rights. Except as provided in Section 8.3(a), the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. Unless otherwise determined by the Committee and subject to the Plan, cash dividends on the class of Common Stock that is the subject of the Restricted Stock shall be automatically deferred and reinvested in additional Restricted Stock, and dividends on the class of Common Stock that is the subject of the Restricted Stock payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock on which such dividend was paid.

          (c) Acceleration. Based on service, performance by the Participant or by the Company or an Affiliate, including any division or department for which the Participant is employed, or such other factors or criteria as the Committee may determine, the Committee may provide for the lapse of restrictions in installments and may accelerate the vesting of all or any part of any Award and waive the restrictions for all or any part of such Award.

          (d) Forfeiture. Unless otherwise provided in an Agreement or determined by the Committee, if the Participant incurs a Termination of Employment during the Restriction Period due to death or Disability, the restrictions shall lapse and the Participant shall be fully vested in the Restricted Stock. Except to the extent otherwise provided in the applicable Agreement and the Plan, upon a Participant's Termination of Employment for any reason during the Restriction Period other than death or Disability, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant, except the Committee shall have the discretion to waive in whole or in part any or all remaining restrictions with respect to any or all of such Participant's shares of Restricted Stock.

          (e) Delivery. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unlegended certificates for such shares shall be delivered to the Participant.

          (f) Election. A Participant may elect to further defer receipt of the Restricted Stock for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee. Subject to any exceptions adopted by the Committee, such election must be made one (1) year prior to completion of the Restriction Period.

ARTICLE IX
DEFERRED STOCK

     9.1 General. The Committee shall have authority to grant Deferred Stock under the Plan at any time or from time to time. Shares of Deferred Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the persons to whom and the time or times at which Deferred Stock will be awarded, the number of shares of Deferred Stock to be awarded to any Participant, the duration of the period (the "Deferral Period") prior to which the Common Stock will be delivered, and the conditions under which receipt of the Common Stock will be deferred and any other terms and conditions of the Awards. Each Award shall be confirmed by, and be subject to the terms of, an Agreement. The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals by the Participant or by the Company or an Affiliate, including a division or department of the Company or an Affiliate for or within which the Participant is primarily employed, or upon such other factors or criteria as the Committee shall determine. The provisions of Deferred Stock Awards need not be the same with respect to any Participant.

     9.2 Terms and Conditions. Deferred Stock Awards shall be subject to the following terms and conditions:

          (a) Limitations on Transferability. Subject to the provisions of the Plan and an Agreement, Deferred Stock Awards, or any interest therein, may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or Elective Deferral Period as defined in Section 9.2(e), where applicable), the Committee may elect to deliver Common Stock, cash equal to the Fair Market Value of such Common Stock or a combination of cash and Common Stock to the Participant for the shares covered by the Deferred Stock Award.

          (b) Rights. Unless otherwise determined by the Committee and subject to the Plan, cash dividends on the Common Stock that is the subject of the Deferred Stock Award shall be automatically deferred and reinvested in additional Deferred Stock, and dividends on the Common Stock that is the subject of the Deferred Stock Award payable in Common Stock shall be paid in the form of Deferred Stock of the same class as the Common Stock on which such dividend was paid.

          (c) Acceleration. Based on service, performance by the Participant or by the Company or the Affiliate, including any division or department for which the Participant is employed, or such other factors or criteria as the Committee may determine, the Committee may provide for the lapse of deferral limitations in installments and may accelerate the vesting of all or any part of any Award and waive the deferral limitations for all or any part of such Award.

          (d) Forfeiture. Unless otherwise provided in an Agreement or determined by the Committee, if the Participant incurs a Termination of Employment during the Deferral Period due to death or Disability, the restrictions shall lapse and the Participant shall be fully vested in the Deferred Stock. Unless otherwise provided in an Agreement or determined by the Committee, upon a Participant's Termination of Employment for any reason during the Deferral Period other than death or Disability, the rights to the shares still covered by the Award shall be forfeited by the Participant, except the Committee shall have the discretion to waive in whole or in part any or all remaining deferral limitations with respect to any or all of such Participant's Deferred Stock.

          (e) Election. A Participant may elect further to defer receipt of the Deferred Stock payable under an Award (or an installment of an Award) for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee. Subject to any exceptions adopted by the Committee, such election must be made at least one (1) year prior to completion of the Deferral Period for the Award (or of the applicable installment thereof).

ARTICLE X
OTHER AWARDS

     10.1 Bonus Stock and Awards In Lieu of Obligations. The Committee is authorized to grant Common Stock as a bonus, or to grant Common Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisition of Common Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Common Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

     10.2 Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Common Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents will be paid or distributed when accrued or will be deemed to have been reinvested in additional Common Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

     10.3 Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Stock, purchase rights for Common Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Common Stock or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such Awards. Common Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 10.3 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Common Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 10.3.

     10.4 Performance Awards.

          (a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and its timing, may be subject to performance conditions specified by the Committee. The Committee may use business criteria and other measures of performance it deems appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 10.4(b) and 10.4(c) hereof in the case of a Performance Award intended to qualify under Code Section 162(m).

          (b) Performance Awards Granted to Designated Covered Employees. If the Committee determines that a Performance Award to be granted to a person the Committee regards as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 10.4(b).

                     (i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee consistent with this Section 10.4(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the performance goals being "substantially uncertain." The Committee may determine that more than one performance goal must be achieved as a condition to settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

                     (ii) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 or the Nasdaq-U.S. Index; (3) net income; (4) pre-tax earnings; (5) EBITDA or earnings before interest expense, taxes, depreciation and amortization; or (6) pre-tax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating income before payment of executive bonuses; and (13) working capital. The foregoing business criteria shall also be exclusively used in establishing performance goals for Cash Incentive Awards granted under Section 10.4(c) hereof.

                     (iii) Performance Period: Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over such periods as may be specified by the Committee. Performance goals shall be established on or before the dates that are required or permitted for "performance-based compensation" under Code Section 162(m).

                     (iv) Settlement of Performance Awards; Other Terms. Settlement of Performance Awards may be in cash or Common Stock, or other Awards, or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable in respect of a Performance Award subject to this Section 10.4(b). The Committee shall specify the circumstances in which such Performance Awards shall be forfeited or paid in the event of a Termination of Employment or a Change in Control prior to the end of a performance period or settlement of Performance Awards, and other terms relating to such Performance Awards.

          (c) Cash Incentive Awards Granted to Designated Covered Employees. The Committee may grant Cash Incentive Awards to Participants including those designated by the Committee as likely to be Covered Employees, which Awards shall represent a conditional right to receive a payment in cash, unless otherwise determined by the Committee, after the end of a specified calendar year or calendar quarter or other period specified by the Committee, in accordance with this Section 10.6(c).

                     (i) Cash Incentive Award. The Cash Incentive Award for Participants that the Committee regards as likely to be regarded as Covered Employees shall be based on achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 10.4(b), and may be based on such criteria for any other Participant. The Committee may specify the amount of the individual Cash Incentive Award as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount, or another amount which need not bear a strictly mathematical relationship to such relationship criteria. The Committee may establish an Cash Incentive Award pool that includes Participants the Committee regards likely to be regarded as Covered Employees, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Cash Incentive Awards. The amount of the Cash Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 10.4(b) hereof in the given performance period, as specified by the Committee. The Committee may specify the amount of the Cash Incentive Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

                     (ii) Potential Cash Incentive Awards. Not later than the date required or permitted for "qualified performance-based compensation" under Code Section 162(m), the Committee shall determine the Participants who will potentially receive Cash Incentive Awards for the specified year, quarter or other period, either as individual Cash Incentive Awards or out of an Cash Incentive Award pool established by such date and the amount or method for determining the amount of the individual Cash Incentive Award or the amount of such Participant's portion of the Cash Incentive Award pool or the individual Cash Incentive Award.

                     (iii) Payout of Cash Incentive Awards. After the end of the specified year, quarter or other period, as the case may be, the Committee shall determine the amount, if any, of potential individual Cash Incentive Award otherwise payable to a Participant, the Cash Incentive Award pool and the maximum amount of potential Cash Incentive Award payable to each Participant in the Cash Incentive Award pool. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Cash Incentive Award shall be increased or reduced from the amount of his or her potential Cash Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount in the case of an Cash Incentive Award intended to qualify under Code Section 162(m). The Committee shall specify the circumstances in which an Cash Incentive Award shall be paid or forfeited in the event of Termination of Employment by the Participant or a Change in Control prior to the end of the period for measuring performance or the payout of such Cash Incentive Award, and other terms relating to such Cash Incentive Award in accordance with the Plan. Upon the completion of the measuring period and the determination of the right to payment and the amount, the Committee shall direct the Committee to make payment.

          (d) Written Determinations. All determinations by the Committee as to the establishment of performance goals and the potential Performance Awards or Cash Incentive Awards related to such performance goals and as to the achievement of performance goals relating to such Awards, the amount of any Cash Incentive Award pool and the amount of final Cash Incentive Awards, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards or Cash Incentive Awards.

ARTICLE XI
PROVISIONS APPLICABLE TO STOCK ACQUIRED UNDER THE PLAN

     11.1 Right of First Refusal.

          (a) General. Unless provided otherwise in an Agreement, and unless and until there is a Public Offering, at which time this Section 11.1 shall be ineffective, a Participant may sell shares of Common Stock acquired pursuant to an Award to any person or organization, other than the Company, an Affiliate or an employee benefit plan (or related trust) maintained by the Company or an Affiliate, only after first offering to sell all such shares of Common Stock to the Company (or, in the event the Company shall assign its right to purchase such Common Stock, to the person to whom the Company has assigned its right) as follows.

          (b) Purchase Price and Conditions. The Participant who desires to sell shares of Common Stock described in Section 11.1(a) shall serve written notice upon each of the Company and the Committee, indicating that the Participant has a bona fide offer for the purchase of the shares and stating the name and address of the person desiring to purchase them and the sales price and related terms of payment, and enclosing photocopies of all written communications regarding such sale and a statement that the Participant intends to sell such shares at the offered price and terms. Said notice shall also contain an offer to sell the Common Stock to the Company, upon the same terms and conditions as set forth in the aforesaid bona fide offer of purchase. For a period of thirty (30) days after the receipt of such notice by the Company, the Company shall have the option to purchase any or all of the shares of Common Stock by giving written notice thereof to the Participant. If the Company (or the person to whom the Company shall assign its right hereunder) elects to exercise its option to purchase the shares of Common Stock, the sale shall be consummated as provided in Section 11.1(d).

          (c) Closing. The sale of shares of Common Stock to the Company shall be consummated within fifteen (15) days after the close of the thirty (30) day period described in Section 11.1(b), unless another date shall be agreed upon by the Participant and the Committee, at the principal executive offices of the Company or such other location as the parties may mutually agree. At the closing, the Participant shall deliver to the Company stock certificates duly endorsed for transfer, or accompanied by duly endorsed stock powers, representing all of the shares of Common Stock, free and clear of all claims, liens or encumbrances (other than the restrictions pursuant to this Plan) together with such other documentation as legal counsel for the Company may reasonably require. If the Committee shall determine, it may withhold from payment to the Participant, or require the Participant to pay, such amount as the Committee may deem necessary to entitle the Company or an Affiliate to a current deduction or to comply with withholding requirements.

          (d) Purchase by Third Party. In the event that the Company (or any person to whom the Company may assign its rights hereunder) shall not exercise the option to purchase, as provided herein, all of the shares of Common Stock offered pursuant to Section 11.1(a), the offer shall be deemed to have been rejected as to any shares of Common Stock not purchased and the offering Participant shall have the right to dispose of all, but not less than all, of the remaining shares of Common Stock offered pursuant to Section 11.1(a) to the person named in the bona fide offer of purchase at the price and upon the terms and conditions set forth in the offer and to consummate the resulting transaction at any time during the thirty (30) days immediately following the expiration of the offer made to the Company. At or prior to the closing of such transaction, the transferor and transferee shall execute and deliver to the Company such documents as the Company reasonably requests for compliance with state and federal securities laws, and the transferor shall deliver to the Company such amount of cash as the Committee may deem necessary or appropriate, or as may be required for the Company to comply with federal, state or local income taxes (including withholding) and the Company shall not be required to deliver the Common Stock until such amount shall be tendered. In the event such transaction is not consummated within thirty (30) days following the termination of the Company's option described herein, the shares of Common Stock may not be sold without the Participant again complying with the provisions of this Section. Shares of Common Stock transferred pursuant to this Section 11.1 and the transferee thereof shall be subject to all the terms and conditions of this Plan and the Agreement pursuant to which the Participant acquired the Common Stock, including, without limitation, any restrictions on transfer of Common Stock provided in this Section 11.1, and the transferee shall be considered for all purposes of this Plan, as the Participant, except Termination of Employment shall mean the Termination of Employment of the original Participant. Any transfer of shares of Common Stock made in conflict or derogation of the terms of this Plan shall be void.

     11.2 Purchase of Stock Subsequent to a Termination of Employment.

          (a) Prior to Public Offering. Unless provided otherwise in an Agreement, and unless and until there is a Public Offering, at which time this Section 11.2 shall be ineffective, if a Participant incurs a Termination of Employment, the Company, or such other person as the Committee may designate in writing (provided such person accepts in writing the obligations hereunder), shall have the right, but not the obligation, to the extent it may lawfully do so, for a period of ninety (90) consecutive days commencing with the date of the Termination of Employment to purchase from the Participant, and the Participant shall have the obligation to sell to the Company (or the person designated by the Committee) if requested by the Company, all of the Participant's shares of Common Stock acquired pursuant to an Award (including any shares of Common Stock which could yet be acquired to the extent exercisable on the date the right is exercised under this Section 11.2 pursuant to an Option) on the terms and conditions expressed in this Section 11.2.

          (b) Price; Payment Terms.

                     (i) In the event the Company or the person designated by the Committee shall have the right to purchase the shares of Common Stock pursuant to this Section 11.2 upon or following a Termination of Employment other than for Cause, the purchase price per share of Common Stock shall be the Fair Market Value per share of the Common Stock on the date the Company notifies the Participant it intends to purchase the shares.

                     (ii) In the event the Company or person designated by the Committee shall have the right to purchase shares of Common Stock pursuant to this Section 11.2 upon or following a Termination of Employment for Cause, the purchase price per share of Common Stock shall be the lesser of the Fair Market Value per share of the Common Stock on the date the Company notifies the Participant it intends to purchase the shares and the price per share for the Common Stock paid by the Participant upon the exercise of the Award (i.e., if the Participant paid nothing to exercise the Award, then nothing shall be paid to the Participant);

                     (iii) The purchase price for shares of Common Stock transferred to the Company in accordance with this Section 11.2 shall be paid, in the sole discretion of the Committee, in a single sum or in such number of equal annual or monthly installments as the Committee may determine, but not to exceed a period of five (5) years from the Closing Date. The first installment of the purchase price shall be paid by the Company on the last day of the calendar quarter next following the calendar quarter in which occurs the exercise of the Company's right to purchase the shares of Common Stock pursuant to this Section 11.2. Subsequent installments shall be due on the successive annual or monthly (whichever the case) anniversary dates of the closing date. Interest shall accrue from the closing date on the balance of the purchase price remaining unpaid from time to time at a rate equal to the minimum "applicable federal rate" required to be stated in order to avoid the imputation of interest income as determined by the Committee, and accrued interest shall be payable together with each installment of the purchase price paid on the annual anniversary of the closing date, including the last installment payment. The interest rate will be set as of the closing date and adjusted prospectively thereafter on the first day of each following calendar quarter. The Company shall be entitled to prepay all or part of the purchase price without interest, penalty or premium.

          (c) Closing. The Participant's Common Stock shall be transferred at a closing at such place and time as the Committee designates. The Committee shall give the Participant at least fifteen (15) days prior written notice of the closing date and place of closing. At the closing, the Participant shall deliver to the Company stock certificate(s) duly endorsed for transfer, or accompanied by duly endorsed stock powers, representing all of the Common Stock acquired pursuant to an Award free and clear of all claims, liens or encumbrances of any third parties (other than the restrictions pursuant to this Plan) together with such other documentation as the Company's legal counsel may reasonably require. If the Committee shall determine, it may withhold from payment to the Participant, or require the Participant to pay, such amount as the Committee may deem necessary to entitle the Company or an Affiliate to a current deduction or to comply with withholding requirements.

          (d) Maximum Amount. Notwithstanding any provision herein to the contrary, subject to the discretion of the Committee, in the event that during any fiscal year of the Company the aggregate payments due Participants exceed ten percent (10%) of the Company's after-tax net earnings (determined in accordance with generally accepted accounting principles) for the immediately preceding fiscal year of the Company, such payments shall be reduced proportionately so that all such payments for the fiscal year equal ten percent (10%) of the Company's after-tax net earnings for the preceding fiscal year. The portion of any payment to a Participant which is reduced by application of this Section shall be credited with interest from the date the portion of the payment is not paid until the date the payment is paid at a rate equal to the minimum "applicable federal rate" required to be stated in order to avoid any imputation of interest income under the Code as determined by the Committee. The interest rate will be set as of the date the payment is not paid and shall be adjusted prospectively thereafter on the first day of each following quarter. The portion of any payment and accrued interest which is not paid as a result of an application of the next to the preceding sentence shall be payable as part of the installment payment(s) for the next following year of the Company in addition to the installment payment(s) originally due in that year, but all installment payments whether originally due on said date or carried over by application of the preceding sentence and accrued interest shall continue to be subject to the payment limitations of this Section. In the event that, because of the limitation herein, the total purchase price and any accrued interest shall not have been paid in their entirety by the last scheduled installment date, then the payment of any such amounts shall be deferred for consecutive one-year periods, to a maximum of five years, and shall be paid on successive anniversaries of the last scheduled payment date, subject to the limitations of this Section 11.2. The Company shall be entitled to pay all or any part of any payment or accrued interest which is not paid without penalty or premium. The term "Company's after-tax earnings," as used herein, shall mean the net income, after taxes, of the Company determined in the sole discretion of the Committee. If, with respect to the purchase of any Common Stock by the Company pursuant to the provisions of this Section, the Company shall be prohibited from buying such shares as a result of any applicable law or agreement, any other person designated by the Committee may purchase such shares.

     11.3 Restrictions on Purchases.

          (a) Financing Agreements. Notwithstanding any other provision of this Agreement, the Company shall not be permitted to complete a purchase of any shares of Common Stock under this Article if (i) such purchase would result in a violation of the terms or provisions of, or result in a default or an event of default under any credit, guarantee, financing or security agreement or document entered into in connection with the operations of the Company or its Affiliates from time to time (such agreements and documents, as each may be amended, modified or supplemented from time to time, are referred to herein as the "Financing Agreements"), in each case as the same may be amended, modified or supplemented from time to time, or (ii) such purchase would violate any of the terms or provisions of the Certificate of Incorporation of the Company or (iii) the Company has no funds legally available therefor under the General Corporation Law of the State of Delaware.

          (b) Delay of Purchase. In the event that the completion of a purchase by the Company pursuant to the Company's election under this Article is prevented solely by the terms of this Section, (i) such purchase shall be postponed and shall take place without the application of further conditions or impediments (other than as set forth in Section 11.1 or 11.2 hereof or in this Section 11.3) at the first opportunity thereafter when the Company has funds legally available therefor and when such purchase will not result in any default, event of default or violation under any of the Financing Agreements or in a violation of any term or provision of the Certificate of Incorporation of the Company and (ii) such purchase obligation shall rank against other similar purchase obligations with respect to shares of Common Stock according to priority in time of the effective date of the event giving rise to such purchase obligation, provided that any such purchase obligations as to which a common date determines priority shall be of equal priority and shall share pro rata in any repurchase payments made pursuant to clause (i) above.

          (c) Purchase Price Adjustment. In the event that a purchase of shares of Common Stock is delayed pursuant to this Section 11.3, the purchase price per share of Common Stock when the purchase of such shares eventually takes place as contemplated by Section 11.3(b) shall be (i) the sum of (A) the purchase price determined in accordance with Section 11.1 or 11.2 above, as applicable, as of the time that the purchase of such shares would have occurred pursuant to such provision in connection with the Company's election to purchase the shares but for the operation of this Section 11.3, plus (B) an amount equal to interest on such purchase price for the period from the date on which the shares would have been so purchased to the date on which such purchase actually takes place pursuant to Section 11.3(b) (the "Delay Period") at a rate equal to the weighted average cost of the Company's bank indebtedness obligations outstanding during the Delay Period.

     11.4 Take-Along Rights.

          (a) Take-Along Notice. Unless provided otherwise in an Agreement, and unless and until there is a Public Offering, at which time this Section 11.4 shall be ineffective, for as long as the Kensey Nash Entities hold at least fifty and one-tenth percent (50.1%) of the Outstanding Company Common Stock or the Outstanding Company Voting Securities (as such terms are defined in Section 12.2), if the Kensey Nash Entities intend to effect a sale of all of their shares of Common Stock to a third party ("Buyer") and elect to exercise their rights under this Section 11.4, the Kensey Nash Entities shall deliver written notice (a "Take-Along Notice") to the Committee and to each Participant, which notice shall (a) state (i) that the Kensey Nash Entities wish to exercise their rights under this Section 11.4 with respect to such transfer, (ii) the name and address of the Buyer, (iii) the per share amount and form of consideration the Kensey Nash Entities propose to receive for their shares of Common Stock and (iv) the terms and conditions of payment of such consideration and all other material terms and conditions of such transfer, (b) contain an offer (the "Take-Along Offer") by the Buyer to purchase from a Participant all of his shares on and subject to the same terms and conditions offered to the Kensey Nash Entities and (c) state the anticipated time and place of the closing of the purchase and sale of the shares (the "Closing"), which (subject to such terms and conditions) shall occur not fewer than ten (10) days nor more than ninety (90) days after the date such Take-Along Notice is delivered, provided that if such Closing shall not occur prior to the expiration of such ninety (90) day period, the Kensey Nash Entities shall be entitled to deliver additional Take-Along Notices with respect to such Take-Along Offer.

          (b) Conditions to Take-Along. Unless provided otherwise in an Agreement, upon delivery of a Take-Along Notice, a Participant shall have the obligation to transfer all of his shares of Common Stock owned and acquired pursuant to this Plan (including any shares of Common Stock which could yet be acquired pursuant to an Award) pursuant to the Take-Along Offer, as the same may be modified from time to time, provided that the Kensey Nash Entities transfer all of their shares of Common Stock to the Buyer at the Closing. Within ten (10) days of receipt of the Take-Along Notice, the Participant shall (i) execute and deliver to the Committee and to the Kensey Nash Entities a power of attorney and a letter of transmittal and custody agreement in favor of, and in form and substance satisfactory to, the Kensey Nash Entities constituting one or more persons designated by the Kensey Nash Entities (the "Custodian"), the true and lawful attorney-in-fact and custodian for the Participant, with full power of substitution, and authorizing the Custodian to take such actions as the Custodian may deemed necessary or appropriate to effect the sale and transfer of the shares of Common Stock to the Buyer, upon receipt of the purchase price therefor at the Closing, free and clear of all security interests, liens, claims, encumbrances, charges, options, restrictions on transfer, proxies and voting and other agreements of whatever nature, and to take such other action as may be necessary or appropriate in connection with such sale, including consenting to any amendments, waivers, modifications or supplements to the terms of the sale (provided that the Kensey Nash Entities also so consent, and sell and transfer their shares of Common Stock on the same terms as so amended, waived, modified or supplemented) and (ii) deliver to the Kensey Nash Entities certificates representing the shares, together with all necessary duly executed stock powers.

          (c) Remedies. Unless provided otherwise in an Agreement, the Participant shall acknowledge that the Kensey Nash Entities would be irreparably damaged in the event of a breach or a threatened breach by the Participant of any of his obligations under this Section 11.4 and the Participant shall agree that, in the event of a breach or a threatened breach by the Participant of any such obligation, the Kensey Nash Entities, shall, in addition to any other rights and remedies available to them in respect of such breach, be entitled to an injunction from a court of competent jurisdiction granting them specific performance by the Participant of his obligations under this Section 11.4. In the event that the Kensey Nash Entities shall file suit to enforce the covenants contained in this Section 11.4 (or obtain any other remedy in respect of any breach thereof), the prevailing party in the suit shall be entitled to recover, in addition to all other damages to which it may be entitled, the costs incurred by such party in conducting the suit, including reasonable attorney's fees and expenses. In the event that, following a breach or a threatened breach by a Participant of the provisions of this Section 11.4, the Kensey Nash Entities do not obtain an injunction granting them specific performance of the Participant's obligations under this Section 11.4 in connection with such proposed sale prior to the time the Kensey Nash Entities complete the sale of their shares of Common Stock or, in their sole discretion, abandon such sale, then the Company shall have the option to purchase the shares from the Participant at a purchase price per share equal to the lesser of (i) the Fair Market Value of such shares as of the date of the breach or threatened breach that gives rise to the right to repurchase and (ii) the price at which the Participant purchased such shares from the Company.

     11.5 Transfer of Shares. A Participant may at any time make a transfer of shares of Common Stock received pursuant to the exercise of an Award to his parents, spouse or descendants, to any trust for the benefit of the foregoing or to a partnership the interests of which are principally for the foregoing or to a custodian under a uniform gifts to minors act or similar statute for the benefit of any of the Participant's descendants. Any transfer of shares received pursuant to the exercise of an Award shall not be permitted or valid unless and until the transferee agrees to be bound by the provisions of this Plan, and any provision respecting Common Stock under the Agreement, provided that "Termination of Employment" shall continue to refer to the Termination of Employment of the Employee.

     11.6 Limited Transfer During Offering. In the event there is an effective registration statement under the Securities Act pursuant to which shares of Common Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares received directly or indirectly pursuant to an exercise of an Award.

     11.7 Committee Discretion. The Committee may in its sole discretion include in any Agreement an obligation that the Company purchase a Participant's shares of Common Stock received upon the exercise of an Award (including the purchase of any unexercised Awards which have not expired), or may obligate a Participant to sell shares of Common Stock to the Company, upon such terms and conditions as the Committee may determine and set forth in an Agreement. The provisions of this Article XI shall be construed by the Committee in its sole discretion, and shall be subject to such other terms and conditions as the Committee may from time to time determine. Notwithstanding any provision herein to the contrary, the Company may upon determination by the Committee assign its right to purchase shares of Common Stock under this Article XI, whereupon the assignee of such right shall have all the rights, duties and obligations of the Company with respect to purchase of the shares of Common Stock.

     11.8 No Company Obligation. None of the Company, an Affiliate or the Committee shall have any duty or obligation to disclose affirmatively to a record or beneficial holder of Common Stock or an Award, and such holder shall have no right to be advised of, any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Award or the Company's purchase of Common Stock or an Award from such holder in accordance with the terms hereof.

ARTICLE XII
CHANGE IN CONTROL PROVISIONS

     12.1 Impact of Event. Notwithstanding any other provision of the Plan to the contrary, unless otherwise provided in an Agreement, in the event of a Change in Control (as defined in Section 12.2):

          (a) Any Stock Appreciation Rights and Stock Options outstanding as of the date such Change in Control and not then exercisable shall become fully exercisable to the full extent of the original grant;

          (b) The restrictions and deferral limitations applicable to any Restricted Stock, Deferred Stock or other Award shall lapse, and such Restricted Stock, Deferred Stock or other Award shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant.

          (c) The performance goals and other conditions with respect to any outstanding Performance Award or Cash Incentive Award shall be deemed to have been satisfied in full, and such Award shall be fully distributable, if and to the extent provided by the Committee in the Agreement relating to such Award or otherwise, notwithstanding that the Award may not be fully deductible to the Company under Section 162(m) of the Code.

          (d) Notwithstanding any other provision of the Plan, unless the Committee shall provide otherwise in an Agreement, any Award of any Participant who is an officer or director of the Company (within the meaning of Section 16(b) of the Exchange Act) for which the Grant Date is less than six (6) months prior to the Change in Control, shall be cancelled in exchange for a cash payment to the Participant, at the time of the Participant's Termination of Employment, equal to the amount which the Change in Control Price (as defined in Section 12.3) per share of Common Stock on the date of such election shall exceed the amount which the Participant must pay to exercise the Award per share of Common Stock under the Award (the "Spread") multiplied by the number of shares of Common Stock granted under the Award, plus interest on such amount at the prime rate as reported from time to time in The Wall Street Journal, compounded annually and determined from time to time.

     12.2 Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

          (a) An acquisition of at least twenty percent (20%) by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided that such acquisition would result in the Kensey Nash Entities beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) following the acquisition less than forty percent (40%) of the Outstanding Company Common Stock or less than forty percent (40%) of the Outstanding Company Voting Securities; or

          (b) The approval by the stockholders of the Company of a reorganization, merger, consolidation, complete liquidation or dissolution of the Company, the sale or disposition of all or substantially all of the assets of the Company or similar corporate transaction (in each case referred to in this Section 12.2 as a "Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly); or

          (c) A change in the composition of the Board such that the individuals who, as of the date of the Public Offering, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 12.2(c), that any individual who becomes a member of the Board subsequent to the date of the Company's Public Offering whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board.

     Notwithstanding the foregoing provisions of this Section, the following shall be excluded from the events described in (a) and (b) above: (i) any acquisition by or consummation of a or Corporate Transaction with the Company, an Affiliate or by an employee benefit plan (or related trust) sponsored or maintained by the Company or an Affiliate, (ii) any acquisition by or consummation of a Corporate Transaction with a Kensey Nash Entity, (iii) the acquisition by or consummation of a or Corporate Transaction with any Person who beneficially owned, immediately prior to such acquisition or Corporate Transaction, directly or indirectly, twenty percent (20%) or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, or (iv) any acquisition or Corporate Transaction, if more than a majority of the beneficial ownership of the entity resulting from the acquisition or Corporate Transaction is held by Persons who held the beneficial ownership of the Outstanding Company Voting Securities before the acquisition or Corporate Transaction.

     12.3 Change in Control Price. For purposes of the Plan, "Change in Control Price" means the higher of (a) the highest reported sales price of a share of Common Stock in any transaction reported on the principal exchange on which such shares are listed or on NASDAQ during the sixty (60)-day period prior to and including the date of a Change in Control or (b) if the Change in Control is the result of a tender or exchange offer or Corporate Transaction, the highest price per share of Common Stock paid in such tender or exchange offer or Corporate Transaction, except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on the Fair Market Value of the Common Stock on the date any such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Committee.

ARTICLE XIII
MISCELLANEOUS

     13.1 Amendments and Termination. The Board may amend, alter or discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would (a) impair the rights of a Participant under a Stock Option, Stock Appreciation Right, Restricted Stock Award or Deferred Stock Award theretofore granted without the Participant's consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3 or (b) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement.

     The Committee may amend the Plan at any time provided that (a) no amendment shall impair the rights of any Participant under any Award theretofore granted without the Participant's consent, (b) no amendment shall disqualify the Plan from the exemption provided by Rule 16b-3, and (c) any amendment shall be subject to the approval or rejection of the Board.

     The Committee may amend the terms of any Award or other Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant's consent or reduce an Option Price, except such an amendment made to cause the Plan or Award to qualify for the exemption provided by Rule 16b-3. Notwithstanding anything in the Plan to the contrary, neither the Board nor the Committee will be permitted to (i) amend an Option to reduce its Option Price, (ii) cancel an Option and regrant an Option with a lower Option Price than the original Option Price of the cancelled Option, or (iii) take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of repricing an Option.

     Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Common Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

     13.2 Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any subsidiary, in which the Fair Market Value of Common Stock subject to the Award is equivalent in value to the cash compensation, or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Common Stock minus the value of the cash compensation surrendered.

     13.3 Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Agreement, payments to be made by the Company or an Affiliate upon the exercise of an Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Common Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Common Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 13.1 of the Plan) or permitted at the election of the Participant. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the granting or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Common Stock.

     13.4 Status of Awards Under Code Section 162(m). It is the intent of the Company that Awards granted to persons who are Covered Employees within the meaning of Code Section 162(m) shall constitute "qualified performance-based compensation" satisfying the requirements of Code Section 162(m). Accordingly, the provisions of the Plan shall be interpreted in a manner consistent with Code Section 162(m). If any provision of the Plan or any agreement relating to such an Award does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

     13.5 Unfunded Status of Plan; Limits on Transferability. It is intended that the Plan be an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan. Unless otherwise provided in this Plan or in an Agreement, no Award shall be subject to the claims of Participant's creditors and no Award may be transferred, assigned, alienated or encumbered in any way other than by will or the laws of descent and distribution or to a Representative upon the death of the Participant.

     13.6 General Provisions.

          (a) Representation. The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

          (b) No Additional Obligation. Nothing contained in the Plan shall prevent the Company or an Affiliate from adopting other or additional compensation arrangements for its employees.

          (c) Withholding. No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award, the Participant shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount required in order for the Company or an Affiliate to obtain a current deduction. If the Participant disposes of shares of Common Stock acquired pursuant to an Incentive Stock Option in any transaction considered to be a disqualifying transaction under the Code, the Participant must give written notice of such transfer and the Company shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable to the Participant. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement, provided that any applicable requirements under Section 16 of the Exchange Act are satisfied. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

          (d) Reinvestment. The reinvestment of dividends in additional Deferred or Restricted Stock at the time of any dividend payment shall be permissible only if sufficient shares of Common Stock are available under the Plan for such reinvestment (taking into account then outstanding Options and other Awards).

          (e) Representation. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a Representative to whom any amounts payable in the event of the Participant's death are to be paid.

          (f) Controlling Law. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (other than its law respecting choice of law). The Plan shall be construed to comply with all applicable law and to avoid liability to the Company, an Affiliate or a Participant, including, without limitation, liability under Section 16(b) of the Exchange Act.

          (g) Offset. Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under this Plan or an Agreement to be transferred to the Participant, and no shares of Common Stock, cash or other thing of value under this Plan or an Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

          (h) Fail Safe. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or Rule 16a-1(c)(3), as applicable. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 or Rule 16a-1(c)(3) to be stated herein, such provision (other than one relating to eligibility requirements or the price and amount of Awards) shall be deemed to be incorporated by reference into the Plan with respect to Participants subject to Section 16.

     13.7 Mitigation of Excise Tax. If any payment or right accruing to a Participant under this Plan (without the application of this Section 13.7), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate ("Total Payments"), would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Committee in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose.

     13.8 No Rights with Respect to Continuance of Employment. Nothing contained herein shall be deemed to alter the relationship between the Company or an Affiliate and a Participant, or the contractual relationship between a Participant and the Company or an Affiliate if there is a written contract regarding such relationship. Nothing contained herein shall be construed to constitute a contract of employment between the Company or an Affiliate and a Participant. The Company or an Affiliate and each of the Participants continue to have the right to terminate the employment or service relationship at any time for any reason, except as provided in a written contract. The Company or an Affiliate shall have no obligation to retain the Participant in its employ or service as a result of this Plan. There shall be no inference as to the length of employment or service hereby, and the Company or an Affiliate reserves the same rights to terminate the Participant's employment or service as existed prior to the individual's becoming a Participant in this Plan.

     13.9 Awards in Substitution for Awards Granted by Other Corporations. Awards (including cash in respect of fractional shares) may be granted under the Plan from time to time in substitution for awards held by employees, directors or service providers of other corporations who are about to become officers, directors or employees of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing corporation, or the acquisition by the Company or Affiliate of the stock of the employing corporation, as the result of which it becomes a designated employer under the Plan. The terms and conditions of the Awards so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the majority of the members of the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

     13.10 Procedure for Adoption. Any Affiliate of the Company may by resolution of such Affiliate's board of directors, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, adopt the Plan for the benefit of its employees as of the date specified in the board resolution.

     13.11 Procedure for Withdrawal. Any Affiliate which has adopted the Plan may, by resolution of the board of directors of such Affiliate, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, terminate its adoption of the Plan.

     13.12 Delay. If at the time a Participant incurs a Termination of Employment (other than due to Cause) or if at the time of a Change in Control, the Participant is subject to "short-swing" liability under Section 16 of the Exchange Act, any time period provided for under the Plan or an Agreement to the extent necessary to avoid the imposition of liability shall be suspended and delayed during the period the Participant would be subject to such liability, but not more than six (6) months and one (1) day and not to exceed the Option Period, or the period for exercise of a Stock Appreciation Right as provided in the Agreement, whichever is shorter. The Company shall have the right to suspend or delay any time period described in the Plan or an Agreement if the Committee shall determine that the action may constitute a violation of any law or result in liability under any law to the Company, an Affiliate or a stockholder of the Company until such time as the action required or permitted shall not constitute a violation of law or result in liability to the Company, an Affiliate or a stockholder of the Company. The Committee shall have the discretion to suspend the application of the provisions of the Plan required solely to comply with Rule 16b-3 if the Committee shall determine that Rule 16b-3 does not apply to the Plan.

     13.13 Headings. The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

     13.14 Severability. If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

     13.15 Successors and Assigns. This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

     13.16 Entire Agreement. This Plan and the Agreement constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and the Agreement, the terms and conditions of this Plan shall control.

Executed on this 2nd day of June, 2004.

                                                                                     KENSEY NASH CORPORATION

                                                                                     By:______________________
                                                                                           Title: President and CEO